United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4017

(Investment Company Act File Number)

Federated Equity Funds

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/2011

Date of Reporting Period: 11/30/2011

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2011

Share Class	Ticker
Institutional	FGLEX

Federated Global Equity Fund

A Portfolio of Federated Equity Funds

Management's Discussion of Fund Performance (unaudited)

The Fund began operations on December 3, 2010 (“inception date”) and ended its initial fiscal year on November 30, 2011 (“reporting period”). Thus, the following discussion details performance characteristics from the inception date which represents slightly less than a 12-month period. The Fund's total return, based on net asset value, for the reporting period, was -3.09% for Institutional Shares. The Fund's benchmark, the Morgan Stanley Capital International All Country World Index (MSCI ACWI),1 a broad-based securities market index, returned -4.63% over the same period. The Fund's total return for the completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI ACWI.2

MARKET OVERVIEW

The stock market was a tale of two halves during the reporting period. From the Fund's inception date through July 25, 2011, the MSCI ACWI returned 8.3% followed by a sharp decline beginning July 25 through November 30, with a return of -12.0%. Markets began 2011 on a positive note following the U.S. Federal Reserve's QE2 program, but they were derailed by headline events, including the Japanese earthquake, tsunami and nuclear disaster, unrest in the Middle East and North Africa, concerns over a hard landing (a sharp decline in economic activity) in China and United States and eurozone fiscal and economic uncertainty which reached a peak in August. What started out as Congressional deadlock in the United States concluded with the S&P downgrade of the U.S. long-term credit rating in August. It was an unprecedented event which put a renewed spotlight on global sovereign debt levels. Concerns rose as the eurozone debt crisis intensified.

Despite the debt crisis in the eurozone, the German economy stood apart with a strong jobs market, growing domestic demand and a growing export market. Germany, which recorded strong 3.7% growth in calendar year 2010, while vulnerable to the debt concerns amongst its neighbors, was estimated at the end of November 2011 to achieve solid 2.9% growth for calendar year 2011. The world's third largest economy was supported by strong industrial production solidifying its long-term prospects. However, after a positive first half, MSCI's Germany Index3 declined 12.4% for the reporting period.

Global stock market valuations became increasingly attractive as the crisis escalated amongst eurozone members, and they remained well below long-term levels providing long-term investors with opportunities. Fears of either a U.S. or a global recession did not materialize. Global growth was solidly positive nearing 3% (estimated 2011 full calendar year), and corporate earnings rose in the range of 15-20% across the 40 countries we monitor. When inter-bank funding fears developed, the world's five central banks acted aggressively and once again Annual Shareholder Report

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demonstrated they were willing to initiate coordinated responses. The world watched Greece, then Italy, achieve smooth political transitions. These transitions deflected concerns of high-debt contagion to other global markets. Meanwhile the European Central Bank (the ECB) itself navigated a smooth transition to new leadership at the November 3 meeting.

As the year progressed, the events in eurozone raised the level of economic uncertainty and growth visibility. While Japan began the process of rebuilding swiftly, established leaderships fell in North Africa which led to higher oil prices. Interest rate hikes earlier in the year in response to inflationary pressures (as energy prices and food prices peaked) have since been replaced by more growth-oriented concerns. Since the U.S. debt downgrade, there has been a strong record of interest rate cuts (23 cuts total in the past four months) which has been supportive of global growth.

News out of Europe suggested a roadmap to euro area resolution was being set, and more importantly, policymakers were no longer in denial; rather, they were working methodically to a more complete solution. Talk of a hard landing in China's slowing economy raised doubts early in the reporting period as to whether global growth would continue as exports to China slowed. However, driven by domestic demand, GDP indications at the end of November 2011, suggested that China was positioned for a soft landing as its economy expanded at 9.5% (estimated) despite weakening exports. Despite the euro area crisis, the U.S. economy also showed steady annualized growth of 2.5%. Regions (United States, Europe, Asia and Latin America) had each seen positive economic surprises beginning in late August. Meanwhile, global company fundamentals remained strong.

Classical businesses like manufacturing firms held up well and in some cases exceeded their all-time peak production levels, but financials struggled with funding issues especially in Europe. A key positive for capital market investors was that corporate balance sheets globally were strong and continue to improve since the financial crisis of 2008, and corporate leverage was at all-time lows. As an example, forecasts for Asia ex-Japan showed that net cash levels are set to hit a historical high by 2012. This expected record level of corporate cash as a percentage of equity market capitalization is well above the levels seen in both 2000 and 2007 when stock prices peaked.

For the reporting period ended November 30, 2011, the MSCI USA Index4 (+3.3%) outperformed both the MSCI Emerging Markets Index5 (-15.2%) and MSCI Developed Markets Index6 (-9.0%). There was a strong divergence amongst country returns. Select developed countries beat MSCI USA index returns, including MSCI Ireland (+11.2%) and MSCI New Zealand (+5.0%). MSCI Indonesia (+1.1%) topped the emerging country returns.3

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FUND PERFORMANCE

Country allocation remained the primary driver of performance since inception. The Fund maintained exposure to select healthy, high sovereign quality, developed markets. The Fund maintained its overweight in Germany as strength in German companies led unemployment to a new post-reunification low of 6.2%. Norway, the Fund's largest overweight allocation, contributed to Fund performance as companies benefited most from the industrial cycle recovery, and its neighbor Denmark benefited from strong earnings and high quality with regards to corporate profit streams. Many of the headwinds described in the Market Overview section did not impact Norway nor its neighbor Denmark as these economies maintained strong country balances and a positive current account surplus. Examples of our top quality companies that outperformed in the high-quality region include: Norway's Statoil (+25.4%); and Telenor (+13.7%); and Denmark's Danisco (+72.4%); and Novo Nordisk (+12.0%).

For the second year in a row, while many developed European countries dealt with necessary austerity measures, developing Asia and Latin America experienced stronger-than-expected economic growth. These robust economies highlighted the tug-of-war between developed, debt-ridden countries versus cash-rich, fiscally-sound developing countries. Although the recovery moderated in the second half, booming China and Brazil remained supportive of both global growth and Asian and Latin American regional growth, respectively. Our holdings in South Korea and Indonesia positively contributed to relative performance as these economies grew robustly driven by demand for autos and electronics. Samsung SDI (+6.8%) was a top performer in the Asian region. Auto companies, such as South Korea's Kia Motors (+26.0%) and Hyundai Motor (+10.0%) and Indonesia's Astra International (+36.8%) all contributed positively to performance.

The Fund's weakest decision on a relative basis was the United States (+3.6%) which detracted from performance as the Fund was underweight. Concerns over the strength of the economic recovery in the United States stemmed from prolonged high levels of unemployment, weak consumer sentiment and a soft housing market. However, as the employment picture improved over the year and consumer sentiment recovered, corporate profits held strong helping to drive the U.S. market higher. The portfolio benefited from discerning stock selection by owning Discover Financial Services (+27.5%), a diversified financial company (while avoiding traditional banks) and Dell (+15.1%), a high-quality technology hardware company with strong free cash flow.

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1	The MSCI ACWI is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of November 2011, the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The index is unmanaged, and it is not possible to invest directly in an index.
2	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries. Currency risk and political risks are accentuated in emerging markets.
3	MSCI country indexes are constructed by identifying every listed security in the market. Securities are free float adjusted, classified in accordance with the Global Industry Classification Standard (GICS® ), and screened by size, liquidity and minimum free float. The indexes are unmanaged, and it is not possible to invest directly in an index.
4	The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large and mid-cap U.S. equity market performance. The MSCI USA Index is a member of the MSCI international equity index series and represents the U.S. equity portion of the global benchmark MSCI ACWI (All Country World Index). The index is unmanaged, and it is not possible to invest directly in an index.
5	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of November 2011, the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The index is unmanaged, and it is not possible to invest directly in an index.
6	MSCI Developed Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of November 2011, the MSCI Developed Markets Index consisted of 24 developed market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and the United States. The index is unmanaged, and it is not possible to invest directly in an index.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT

The Average Annual Total Return table below shows returns for Institutional Shares over the stated periods. The graph below illustrates the hypothetical investment of $10,0001 in the Federated Global Equity Fund (Institutional Shares) (the “Fund”) from December 3, 2010 (start of performance) to November 30, 2011, as compared to the MSCI All Country World Index (MSCI ACWI).2

Cumulative Total Return for the Period Ended 11/30/2011

Share Class	Start of Performance*
Institutional Shares	-3.09%
*	The Fund's Institutional Shares commenced operations on 12/3/2010.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

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Growth of a $10,000 Investment – INSTITUTIONAL SHARES

1	Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI ACWI has been adjusted to reflect the reinvestment of dividends on securities in the index.
2	The MSCI ACWI is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The Index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
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Portfolio of Investments Summary Tables (unaudited)

At November 30, 2011, the Fund's portfolio composition1 was as follows:

Country	Percentage of Total Net Assets
United States	43.3%
Germany	11.5%
Norway	9.8%
South Korea	8.8%
Mexico	7.2%
Indonesia	5.6%
Japan	5.5%
United Kingdom	4.7%
Brazil	4.0%
Derivative Contracts[2]	0.1%
Cash Equivalents[3]	0.2%
Other Assets and Liabilities — Net[4]	(0.7)%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

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At November 30, 2011, the Fund's sector classification composition5 was as follows:

Sector Classification	Percentage of Total Net Assets
Industrials	15.5%
Energy	14.9%
Information Technology	11.7%
Materials	11.6%
Consumer Discretionary	10.3%
Health Care	10.3%
Financials	9.4%
Consumer Staples	8.0%
Telecommunication Services	4.5%
Utilities	4.2%
Derivative Contracts[2]	0.1%
Cash Equivalents[3]	0.2%
Other Assets and Liabilities — Net[4]	(0.7)%
TOTAL	100.0%
5	Except for Derivative Contracts, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
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Portfolio of Investments

November 30, 2011

Shares		Value in U.S. Dollars
	COMMON STOCKS – 100.4%
	Brazil – 4.0%
1,800	BRF-Brasil Foods SA, ADR	36,270
1,800	Companhia de Bebidas das Americas (AmBev), ADR	61,884
3,600	Companhia Energetica de Minas Gerais, ADR	63,180
3,400	Itau Unibanco Holding SA, ADR	60,520
3,200	Petroleo Brasileiro SA, ADR	80,224
4,000	Vale SA, ADR	87,480
	TOTAL	389,558
	Germany – 11.5%
1,300	Allianz SE	134,705
1,500	BASF SE	109,027
300	Bayerische Motoren Werke AG	22,584
1,100	Bilfinger Berger AG	100,432
700	Continental AG	49,323
2,100	Daimler AG	95,290
2,400	Deutsche Lufthansa AG	31,095
3,000	Deutsche Telekom AG, Class REG	38,888
550	Fresenius SE & Co KGaA	52,896
600	Hannover Rueckversicherung AG	31,283
600	MAN SE	51,939
1,200	MTU Aero Engines GmbH	76,737
700	Muenchener Rueckversicherungs-Gesellschaft AG	88,520
1,800	Siemens AG	181,672
1,600	Suedzucker AG	50,885
	TOTAL	1,115,276
	Indonesia – 5.6%
75,500	Perusahaan Gas Negara PT	26,224
120,000	PT Aneka Tambang Tbk	22,236
11,500	PT Astra International	92,456
55,000	PT Bank Central Asia	48,770
48,000	PT Bank Mandiri	35,152
102,559	PT Bank Negara Indonesia	44,409
70,000	PT Bank Rakyat Indonesia	51,828
49,000	PT Indofood Sukses Makmur	25,980
100,000	PT International Nickel Indonesia Tbk (INCO)	34,966
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Shares			Value in U.S. Dollars
9,000		PT Tambang Batubara Bukit Asam Tbk	17,318
1,000		PT Telekomunikasi Indonesia, Class CS, ADR	32,750
24,000		PT Unilever Indonesia Tbk	48,465
21,303		PT United Tractors	56,613
		TOTAL	537,167
		Japan – 5.5%
12,000		Asahi Kasei Corp.	72,661
3,200		Daiichi Sankyo Co. Ltd.	57,582
12,000		Kajima Corp.	36,171
11,000		Kaneka Corp.	59,244
11,000		Mitsubishi Chemical Holdings Corp.	63,733
5,000		Mitsubishi Electric Corp.	47,753
12,000		Mitsui Chemicals, Inc.	38,952
6,400		Sumitomo Electric Industries	69,706
1,200		Takeda Pharmaceutical Co. Ltd.	49,142
8,000		Toshiba Corp.	37,014
		TOTAL	531,958
		Mexico – 7.2%
3,500		Alfa, S.A. de C.V., Class A	41,061
6,000		America Movil S.A.B. de C.V., Class L, ADR	142,920
2,000		Fomento Economico Mexicano, SA de C.V., ADR	136,420
27,100		Grupo Financiero Banorte S.A. de C.V.	91,720
1,700		Grupo Televisa S.A., GDR	35,292
1,250		Industrias Penoles S.A.	56,836
8,600		Mexichem SA de CV	30,084
42,107		Nuevo Grupo Mexico SA, Class B	112,804
19,100		Wal-Mart de Mexico SAB de CV	51,407
		TOTAL	698,544
		Norway – 9.8%
9,200		DnB NOR Bank ASA	94,280
2,400		Fred Olsen Energy ASA	80,554
5,100		Seadrill Ltd.	178,211
9,100		Statoil ASA	235,562
3,300		Statoil Fuel & Retail ASA	25,795
3,400	[1]	Subsea 7 SA	67,241
8,400		Telenor ASA	143,558
3,100		Yara International ASA	126,612
		TOTAL	951,813
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Shares			Value in U.S. Dollars
		South Korea – 8.8%
2,500		Daewoo Shipbuilding & Marine Engineering Co. Ltd.	67,730
1,900		Hanwha Chemical	45,233
150		Hyundai Heavy	37,823
500		Hyundai Motor Co.	96,923
2,200		Kia Motors Corp.	139,576
800		POSCO, ADR	68,520
280		Samsung Electronics Co.	254,203
1,400		Samsung Heavy Industries	39,284
380		Samsung Sdi Co. Ltd.	47,089
400		SK Innovation Co. Ltd.	60,684
		TOTAL	857,065
		United Kingdom – 4.7%
2,000		AstraZeneca PLC, ADR	91,960
1,000		Diageo PLC, ADR	85,610
8,000		HSBC Holdings PLC	62,387
15,000		Kingfisher PLC	60,445
1,300		Rio Tinto PLC, ADR	68,991
1,250		Royal Dutch Shell PLC, Class B, ADR	90,238
		TOTAL	459,631
		United States – 43.3%
2,050		Accenture PLC	118,757
9,000	[1]	AES Corp.	108,720
2,600		AT&T, Inc.	75,348
2,500		Automatic Data Processing, Inc.	127,725
2,600		Cardinal Health, Inc.	110,396
5,500		CenterPoint Energy, Inc.	109,450
1,500		ConocoPhillips	106,980
6,400	[1]	Dell, Inc.	100,864
1,000		Diamond Offshore Drilling, Inc.	60,150
6,900		Discover Financial Services	164,358
5,400		DISH Network Corp., Class A	132,678
5,000		Duke Energy Corp.	104,250
900		Ecolab, Inc.	51,318
700		Energen Corp.	35,504
2,400		Exxon Mobil Corp.	193,056
3,700	[1]	Forest Laboratories, Inc., Class A	110,852
1,800		Freeport-McMoran Copper & Gold, Inc.	71,280
10,400		General Electric Co.	165,464
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Shares			Value in U.S. Dollars
5,400	[1]	Gilead Sciences, Inc.	215,190
800		Humana, Inc.	70,944
300		IBM Corp.	56,400
2,350		Joy Global, Inc.	214,508
6,500		KBR, Inc.	187,850
3,500		Kroger Co.	81,130
9,200		Microsoft Corp.	235,336
1,400		National-Oilwell, Inc.	100,380
6,700		Pfizer, Inc.	134,469
1,000		Quest Diagnostics, Inc.	58,660
700	[1]	Sandisk Corp.	34,517
1,200		Scripps Networks Interactive	47,784
1,000		TE Connectivity Ltd.	31,710
700		TJX Cos., Inc.	43,190
1,255		United Technologies Corp.	96,133
6,300		Valero Energy Corp.	140,301
3,600		Viacom, Inc., Class B	161,136
3,400		Wal-Mart Stores, Inc.	200,260
600	[1]	Waters Corp.	48,000
5,200		Western Union Co.	90,688
		TOTAL	4,195,736
		TOTAL COMMON STOCKS (IDENTIFIED COST $9,961,045)	9,736,748
		MUTUAL FUND – 0.2%
20,231	[2,3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.20% (AT NET ASSET VALUE)	20,231
		TOTAL INVESTMENTS — 100.6% (IDENTIFIED COST $9,981,276)[4]	9,756,979
		OTHER ASSETS AND LIABILITIES - NET — (0.6)%[5]	(61,579)
		TOTAL NET ASSETS — 100%	$9,695,400

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At November 30, 2011, the Fund had the following outstanding foreign exchange contracts:

Settlement Date	Foreign Currency Units to Receive/Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
12/15/2011	293,000 GBP	$461,701	$459,623	$(2,078)
12/15/2011	222,000 GBP	$349,510	$348,246	$(1,264)
12/15/2011	403,490 NZD	$319,685	$314,721	$(4,964)
Contracts Sold:
12/15/2011	63,900 GBP	$100,406	$100,239	$167
12/15/2011	54,155 GBP	$85,087	$84,951	$136
1/17/2012	406,300 EUR	$558,841	$546,209	$12,632
1/17/2012	1,090,000 NOK	$192,835	$188,301	$4,534
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$9,163

Net Unrealized Appreciation on Foreign Exchange Contracts are included in “Other Assets and Liabilities — Net.”

1	Non-income producing security.
2	Affiliated holding.
3	7-Day net yield.
4	Also represents cost for federal tax purposes.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2011.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

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The following is a summary of the inputs used, as of November 30, 2011, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments In Mutual Funds	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$4,045,269	$ —	$ —	$4,045,269
International	1,292,725	4,398,754	—	5,691,479
Mutual Fund	20,231	—	—	20,231
TOTAL SECURITIES	$5,358,225	$4,398,754	$ —	$9,756,979
OTHER FINANCIAL INSTRUMENTS*	$ —	$9,163	$ —	$9,163
*	Other financial instruments include foreign exchange contracts.

The following acronyms are used throughout this portfolio:

ADR	— American Depositary Receipt
EUR	— Euro
GBP	— Great Britain Pound
GDR	— Global Depositary Receipt
NOK	— Norwegian Krone
NZD	— New Zealand Dollar

See Notes which are an integral part of the Financial Statements

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Financial Highlights – Institutional Shares

(For a Share Outstanding Throughout the Period)

Period Ended 11/30/2011[1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net investment income	0.12
Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(0.43)
TOTAL FROM INVESTMENT OPERATIONS	(0.31)
Less Distributions:
Distributions from net investment income	(0.02)
Net Asset Value, End of Period	$9.67
Total Return[2]	(3.09)%
Ratios to Average Net Assets:
Net expenses	1.15%[3]
Net investment income	1.14%[3]
Expense waiver/reimbursement[4]	3.13%[3]
Supplemental Data:
Net assets, end of period (000 omitted)	$9,695
Portfolio turnover	49%
1	Reflects operations for the period from December 3, 2010 (date of initial investment) to November 30, 2011.
2	Based on net asset value. Total returns for periods less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

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Statement of Assets and Liabilities

November 30, 2011

Assets:
Total investments in securities, at value including $20,231 of investment in an affiliated holding (Note 5) (identified cost $9,981,276)		$9,756,979
Cash denominated in foreign currencies (identified cost $1,244)		1,233
Income receivable		37,062
Unrealized appreciation on foreign exchange contracts		17,469
TOTAL ASSETS		9,812,743
Liabilities:
Payable for investments purchased	$23,971
Unrealized depreciation on foreign exchange contracts	8,306
Payable for portfolio accounting fees	47,373
Payable for auditing fees	25,000
Payable for insurance premiums	3,856
Payable for custodian fees	3,489
Payable to adviser (Note 5)	942
Accrued expenses	4,406
TOTAL LIABILITIES		117,343
Net assets for 1,002,226 shares outstanding		$9,695,400
Net Assets Consist of:
Paid-in capital		$10,023,086
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(215,571)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions		(140,498)
Undistributed net investment income		28,383
TOTAL NET ASSETS		$9,695,400
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$9,695,400 ÷ 1,002,226 shares outstanding, no par value, unlimited shares authorized		$9.67

See Notes which are an integral part of the Financial Statements

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Statement of Operations

Period Ended November 30, 20111

Investment Income:
Dividends (including $430 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $17,167)			$236,450
Expenses:
Investment adviser fee (Note 5)		$92,615
Administrative fee (Note 5)		149,179
Custodian fees		12,627
Transfer and dividend disbursing agent fees and expenses		8,185
Auditing fees		25,000
Legal fees		6,753
Portfolio accounting fees		80,714
Share registration costs		45,630
Printing and postage		10,750
Insurance premiums		3,856
Miscellaneous		6,089
TOTAL EXPENSES		441,398
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(92,615)
Waiver of administrative fee	(24,759)
Reimbursement of other operating expenses	(205,178)
TOTAL WAIVERS AND REIMBURSEMENTS		(322,552)
Net expenses			118,846
Net investment income			117,604
Realized and Unrealized Loss on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(200,534)
Net realized loss on futures contracts			(7,085)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			(215,571)
Net realized and unrealized loss on investments, futures contracts and foreign currency transactions			(423,190)
Change in net assets resulting from operations			$(305,586)
1	Reflects operations for the period from December 3, 2010 (date of initial investment) to November 30, 2011.

See Notes which are an integral part of the Financial Statements

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Statement of Changes in Net Assets

Period Ended 11/30/2011[1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$117,604
Net realized loss on investments, futures contracts and foreign currency transactions	(207,619)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(215,571)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(305,586)
Distributions to Shareholders:
Distributions from net investment income	(22,100)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(22,100)
Share Transactions:
Proceeds from sale of shares	10,001,100
Net asset value of shares issued to shareholders in payment of distributions declared	22,100
Cost of shares redeemed	(114)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	10,023,086
Change in net assets	9,695,400
Net Assets:
Beginning of period	—
End of period (including undistributed net investment income of $28,383)	$9,695,400
1	Reflects operations for the period from December 3, 2010 (date of initial investment) to November 30, 2011.

See Notes which are an integral part of the Financial Statements

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Notes to Financial Statements

November 30, 2011

1. Organization

Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Global Equity Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to provide long-term capital appreciation. The Fund's Institutional Shares commenced operations on December 3, 2010.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

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Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

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Repurchase Agreements

The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method.

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Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the period ended November 30, 2011, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2011, the current tax year remains subject to examination by the Fund's major tax jurisdictions, which includes the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange-traded futures, guarantees the futures against default.

As of November 30, 2011, the Fund had no outstanding futures contracts.

Foreign Exchange Contracts

The Fund enters into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund also enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

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The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $17,418 and $12,311, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.

Foreign exchange contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$17,469	Unrealized depreciation on foreign exchange contracts	$8,306
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The Effect of Derivative Instruments on the Statement of Operations for the Period Ended November 30, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Interest rate contracts	$(7,085)	$ —	$(7,085)
Foreign exchange contracts	$ —	$(177,270)	$(177,270)
TOTAL	$(7,085)	$(177,270)	$(184,355)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$9,163

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. Shares of Beneficial Interest

The following table summarizes share activity:

Period Ended 11/30/2011[1]
Shares sold	1,000,105
Shares issued to shareholders in payment of distributions declared	2,131
Shares redeemed	(10)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	1,002,226
1	Reflects operations for the period from December 3, 2010 (date of initial investment) to November 30, 2011.

4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions.

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For the period ended November 30, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(67,121)	$67,121

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the period ended November 30, 2011, was as follows:

Period Ended 11/30/2011[1]
Ordinary income	$22,100
1	Reflects operations for the period from December 3, 2010 (date of initial investment) to November 30, 2011.

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$28,383
Net unrealized depreciation	$(224,734)
Capital loss carryforwards	$(131,335)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to different treatments for unrealized gains and losses on foreign currency contracts.

At November 30, 2011, the cost of investments for federal tax purposes was $9,981,276. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates and outstanding foreign currency commitments was $224,297. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $541,075 and net unrealized depreciation from investments for those securities having an excess of cost over value of $765,372.

At November 30, 2011, the Fund had a capital loss carryforward of $131,335 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2019.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As Annual Shareholder Report

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a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

5. Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee

Federated Global Investment Management Corp. is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.90% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the period ended November 30, 2011, the Adviser voluntarily waived $92,457 of its fee and voluntarily reimbursed $205,178 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the period ended November 30, 2011, FAS waived $24,759 of its fee. The net fee paid to FAS was 1.209% of average daily net assets of the Fund. The Fund is currently being charged the minimum administration fee; therefore, the fees as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Expense Limitation

The Adviser and its affiliates (which may include FAS) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund (after the voluntary waivers and reimbursements) will not exceed 1.15% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) February 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated, or the Fee Limit increased, prior to the Termination Date with the agreement of the Fund's Board of Trustees.

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General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions Involving Affiliated Holdings

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the period ended November 30, 2011, the Adviser reimbursed $158. Transactions involving affiliated holdings during the period ended November 30, 2011, were as follows:

Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 12/3/2010	—
Purchases/Additions	11,189,760
Sales/Reductions	(11,169,529)
Balance of Shares Held 11/30/2011	20,231
Value	$20,231
Dividend Income	$430

5. Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the period ended November 30, 2011, were as follows:

Purchases	$15,326,048
Sales	$5,150,436

6. Concentration of Risk

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

7. Line of Credit

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2011, there were no outstanding loans. During the period ended November 30, 2011, the Fund did not utilize the LOC.

8. Interfund Lending

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2011, there were no outstanding loans. During the period ended November 30, 2011, the program was not utilized.

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9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing”; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded the adoption of ASU No. 2011-03 is not expected to have a material impact on the Fund's financial statements and the accompanying notes, net assets or results of operations.

In addition, in May 2011, FASB released ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This ASU amends FASB ASC Topic 820, “Fair Value Measurement,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded the adoption of ASU No. 2011-04 is not expected to have a material impact on the Fund's financial statements and the accompanying notes.

10. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal period ended November 30, 2011, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended November 30, 2011, 100% qualify for the dividend received deduction available to corporate shareholders.

If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund will pass through to its shareholders credits for foreign taxes paid.

For the fiscal period ended November 30, 2011, the Fund derived $152,112 of gross income from foreign sources and paid foreign taxes of $17,167.

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Report of Independent Registered Public Accounting Firm

TO THE BOARD OF trustees of federated equity funds and shareholders OF Federated GLOBAL EQUITY fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Global Equity Fund (the “Fund”), a portfolio of Federated Equity Funds, as of November 30, 2011, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 3, 2010 (commencement of operations) to November 30, 2011. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Global Equity Fund as of November 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 3, 2010 (commencement of operations) to November 30, 2011, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 23, 2012

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Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 6/1/2011	Ending Account Value 11/30/2011	Expenses Paid During Period[1]
Actual	$1,000	$862.60	$5.37
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.30	$5.82
1	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratio is 1.15%.
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Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2011, the Trust comprised 13 portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 134 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: May 1992	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.

Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Began serving: May 1992	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Director Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorship Held: Director, Chairman of the Audit Committee, and member of the Compensation Committee, Michael Baker Corporation (architecture, engineering and construction services).

Previous Position: Partner, Andersen Worldwide SC.

Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: May 1992	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report
33

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).

Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Qualifications: Business management and director experience.
Annual Shareholder Report
34

OFFICERS**

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: May 1992	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: May 1992	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: January 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report
35

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) and Previous Position(s)
Audrey H. Kaplan Birth Date: February 20, 1967 VICE PRESIDENT Began serving: February 2011	Principal Occupations: Audrey H. Kaplan has been the Fund's Portfolio Manager since February 2011. She is Vice President of the Fund. Prior to joining Federated, Ms. Kaplan was employed with Rochdale Investment Management LLC where she served as a Portfolio Manager for several portfolios including the Rochdale Investment Trust Atlas Portfolio and Senior Vice President in Quantitative Research from February 2004 to August 2007. Prior to joining Rochdale, Ms. Kaplan was a Hedge Fund Consultant at BlueCrest Capital Management from December 2002 to December 2003, Vice President and European Quantitative Strategist with Merrill Lynch International from August 2000 to December 2002, and Project Manager of Global Emerging Markets Research with Robert Fleming & Co., Ltd from February 1998 to December 1999. Ms. Kaplan has 23 years of experience in quantitative analysis, portfolio strategy, and research. Ms. Kaplan earned her B.S. in Computer and Systems Engineering from Rensselear Polytechnic Institute and her Masters in Finance from London Business School.

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36

Evaluation and Approval of Advisory Contract – May 2011

Federated Global Equity Fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2011. Because the Fund did not yet have a meaningful operating history, the Board's decision to approve the contract reflects the exercise of its business judgment primarily on whether to authorize the continued offering of this new investment vehicle, as originally proposed by, and based on information previously requested by the Board and provided by, the Federated organization, and based on Federated's recommendation to go forward with the Fund.

The Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.

The Board also considered the compensation and benefits received by the Adviser. This included fees received or to be received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

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37

The Board considered and weighed these circumstances in light of its substantial accumulated experience in working with Federated on matters relating to other Federated funds, and was assisted in its deliberations by independent legal counsel. Since the inception of the Fund, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board occurring since the Fund's inception, and furnished additional information in connection with the particular meeting at which the Board's formal review of the advisory contract initially occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); and the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's anticipated investors. The range of their fees and Annual Shareholder Report

38

expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund will compete. In this regard, the Senior Officer also reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the fees charged by other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

It was recognized that the factors mentioned above relating to such matters as fund performance and any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund, are essentially impossible to apply before the Fund has experienced any meaningful operating history. Nevertheless, the Board monitors the Fund's performance quarterly as information becomes available. Moreover, in connection with the Board's governance of other Federated funds, it should be noted that the Board regularly receives financial information about Federated, including information regarding the compensation and benefits Federated derives from its relationships with the other Federated funds. This information covers not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also details any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

Annual Shareholder Report

39

The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds are reasonable and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. With due regard for the fact that the Fund did not yet have a meaningful operating history, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many of the shareholders that have invested in the Fund since its inception may have done so on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

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40

The Board based its decision to approve the contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. As noted, not all of the factors and considerations identified above were relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board's decision to approve the contract reflects its determination that, based upon the information previously requested and supplied, Federated's proposal to establish and manage the Fund, and its past performance and actions in providing services to other mutual funds, provide a satisfactory basis to support the business decision to continue the existing arrangements.

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41

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”

Annual Shareholder Report
42

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Global Equity Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172180

Q450778 (1/12)

Federated is a registered trademark of Federated Investors, Inc.
2012  © Federated Investors, Inc.

Annual Shareholder Report
November 30, 2011

Share Class	Ticker
A	RIMAX
B	ICFBX
C	ICFFX
R*	ICFKX
Institutional	ICFIX

*formerly, Class K Shares

Federated InterContinental Fund

Successor to the Rochdale Atlas Portfolio Established 1998

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,

I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2010 through November 30, 2011. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.

In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.

Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.

Sincerely,

J. Christopher Donahue, President

Not FDIC Insured May Lose Value No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period ended November 30, 2011, was -5.54%, -6.29%, -6.29%, -5.71% and -5.24% for the Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares, respectively. The Fund's benchmark, the Morgan Stanley Capital International All Country World ex USA Index (MSCI ACWI ex USA),1 a broad-based securities market index, returned -5.90% over the same period. The Fund's total return for the completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI ACWI ex USA.

The following discussion will focus on the performance of the Fund's Institutional Shares.

MARKET OVERVIEW

The stock market was a tale of two halves during the reporting period. From December 1, 2010 through July 26, 2011, the MSCI ACWI ex USA returned 10.9% followed by a sharp decline beginning July 26 through November 30 with a return of -16.7%. Markets began 2011 on a positive note following the U.S. Federal Reserve's QE2 program, but they were derailed by headline events, including the Japanese earthquake, tsunami, and nuclear disaster, unrest in the Middle East and North Africa, concerns over a hard landing (a sharp decline in economic activity) in China and the United States and eurozone fiscal and economic uncertainty which reached a peak in August. What started out as Congressional deadlock in the United States concluded with the S&P downgrade of the U.S. long-term credit rating in August. It was an unprecedented event which put a renewed spotlight on global sovereign debt levels. Concerns rose as the eurozone debt crisis intensified.

Despite the debt crisis in the eurozone, the German economy stood apart with a strong jobs market, growing domestic demand and a growing export market. Germany, which recorded strong 3.7% growth in calendar year 2010, while vulnerable to the debt concerns amongst its neighbors, was estimated at the end of November 2011 to achieve a solid 2.9% growth for calendar year 2011. The world's third largest economy was supported by strong industrial production solidifying its long-term prospects. However, after a positive first half, MSCI's Germany Index2 declined 12.4% for the reporting period.

Global stock market valuations became increasingly attractive as the crisis escalated amongst eurozone members, and they remained well below long-term levels providing long-term investors with opportunities.3 Fears of either a U.S. or a global recession did not materialize. Global growth was solidly positive nearing 3% (estimated 2011 full calendar year) and corporate earnings rose in the range of 15-20% across the 40 countries we monitor. When inter-bank Annual Shareholder Report funding fears developed, the world's five central banks acted aggressively and once again demonstrated they were willing to initiate coordinated responses. The world watched Greece, then Italy, achieve smooth political transitions. These transitions deflected concerns of high debt contagion to other global markets. Meanwhile the European Central Bank (the ECB) itself navigated a smooth transition to new leadership at the recent November 3rd meeting.

As the year progressed, the events in eurozone raised the level of economic uncertainty and growth visibility. While Japan began the process of rebuilding swiftly, established leaderships fell in North Africa which led to higher oil prices. Interest rate hikes earlier in the year in response to inflationary pressures (as energy prices and food prices peaked) have since been replaced by more growth-oriented concerns. Since the U.S. debt downgrade, across the major economies of the world, there has been a strong record of interest rate cuts (23 cuts total in the past four months) which has been supportive of global growth.

The latest news out of Europe suggests a roadmap to euro area resolution was being set, and more importantly, policymakers were no longer in denial; rather, they were working methodically to a more complete solution. Talk of a hard landing in China's slowing economy raised doubts early in the reporting period as to whether global growth would continue as exports to China slowed. However, driven by domestic demand, GDP indications at the end of November 2011 suggested that China was positioned for a soft landing as its economy expanded at 9.5% (estimated) despite weakening exports. Despite the euro area crisis, the U.S. economy also showed steady annualized growth of 2.5%. The United States, Europe, Asia and Latin America had each seen positive economic surprises beginning in late August. Meanwhile, global company fundamentals remained strong.

Classical businesses like manufacturing firms held up well and in some cases exceeded their all-time peak production levels, but financial companies struggled with funding issues especially in Europe. A key positive for capital market investors was that corporate balance sheets globally were strong and continue to improve since the financial crisis of 2008, and corporate leverage was at all-time lows. As an example, forecasts for Asia ex-Japan showed that net cash levels are set to hit a historical high by 2012. This expected record level of corporate cash as a percentage of equity market capitalization is well above the levels seen in both 2000 and 2007 when stock prices peaked.

For the 12-month reporting period ended November 30, 2011, the MSCI USA Index4 (+7.1%) outperformed both the MSCI Emerging Markets Index5 (-11.5%) and MSCI Developed Markets Index6 (-4.1%). There was a strong divergence amongst country returns. Select developed countries beat MSCI USA Index returns including MSCI Ireland (+20.7%), MSCI Norway (+8.2%) and MSCI New Zealand (+8.0%). MSCI Indonesia (+6.3%) topped the emerging country returns.2

Annual Shareholder Report

FUND PERFORMANCE

Country allocation remained the primary driver of performance for the year, as it consistently has been over the past five years. The Fund maintained exposure to select healthy, high sovereign quality, developed markets. The Fund maintained its overweight in Germany as strength in German companies led unemployment to a new post-reunification low of 6.2%. Norway, the Fund's second largest overweight allocation, contributed to Fund performance as companies benefited most from higher oil prices, and its neighbor Denmark benefited from strong earnings and high quality with regards to corporate profit streams. Many of the headwinds described in the Market Overview section did not impact Norway nor its neighbor Denmark as these economies maintained strong country balances and a positive current account surplus. Examples of the Fund's top quality companies that outperformed in the high-quality region include: Norway's Statoil (+36.3%), Seadrill (+24.2%) and Telenor (+23.7%) and Denmark's Danisco (+81.1%) and Novo Nordisk (+11.5%).

For the second year in a row, while many developed European countries dealt with necessary austerity measures, developing Asia and Latin America experienced stronger-than-expected economic growth. These robust economies highlighted the tug-of-war between developed, debt-ridden countries versus cash-rich, fiscally-sound developing countries. Although the recovery moderated in the second half, booming China and Brazil remained supportive of both global growth and Asian and Latin American regional growth, respectively. The Fund's holdings in South Korea and Indonesia positively contributed to relative performance as these economies grew robustly, driven by demand for autos and electronics. Samsung Electronics (+24.1%) was a top performer in the Asian region. Auto companies, such as South Korea's Kia Motors (+46.1%), Hyundai Motor (+26.3%) and Indonesia's Astra International (+39.3%) all contributed positively to performance.

The Fund's weakest decision on a relative basis was the United Kingdom (+4.5%) which detracted from performance as the Fund was underweight. Concerns over the health of UK banks such as HSBC (-19.6%) and Barclays (-27.3%) seemed justified; however, global companies with exposure to emerging markets such as Diageo (+24.3%) and GlaxoSmithKline (+23.3%) turned in strong performance as global exporters rallied.

Annual Shareholder Report

1	The MSCI ACWI ex USA is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of November 2011, the MSCI ACWI ex USA consisted of 44 country indices comprising 23 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
2	MSCI country indexes are constructed by identifying every listed security in the market. Securities are free float adjusted, classified in accordance with the Global Industry Classification Standard (GICS® ), and screened by size, liquidity and minimum free float. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries. Currency risk and political risks are accentuated in emerging markets.
4	The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large and mid-cap U.S. equity market performance. The MSCI USA Index is member of the MSCI international equity index series and represents the U.S. equity portion of the global benchmark MSCI ACWI (All Country World Index). The index is unmanaged and, unlike the fund, is not affected by cash flows. It is not possible to invest directly in an index.
5	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of November 2011, the MSCI Emerging Markets Index consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
6	MSCI Developed Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of November 2011, the MSCI Developed Markets Index consisted of 24 developed market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and the United States. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT1

The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0002 in the Federated InterContinental Fund (the “Fund”) from November 30, 2001 to November 30, 2011, compared to the MSCI ACWI ex USA.3

Average Annual Total Returns for the Period Ended 11/30/2011

(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #2)

Share Class	1 Year	5 Years	10 Years
Class A Shares	-10.74%	-3.43%	7.38%
Class B Shares	-11.45%	-3.41%	7.40%
Class C Shares	-7.22%	-3.06%	7.24%
Class R Shares	-5.71%	-2.67%	7.64%
Institutional Shares	-5.24%	-2.07%	8.13%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Annual Shareholder Report

Growth of a $10,000 Investment – CLASS A SHARES

  Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

Growth of a $10,000 Investment – CLASS B SHARES

  Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

Annual Shareholder Report

Growth of a $10,000 Investment – CLASS C SHARES

  Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

Growth of a $10,000 Investment – CLASS R SHARES

Annual Shareholder Report

Growth of a $10,000 Investment – Institutional SHARES

1	Federated InterContinental Fund is the successor to Rochdale Atlas Portfolio pursuant to a reorganization that took place on August 24, 2007. Shareholders of the Rochdale Atlas Portfolio received Class A Shares of the Fund as a result of the reorganization. The information presented above, for the periods prior to August 24, 2007, is historical information for Rochdale Atlas Portfolio. The fiscal year end of Rochdale Atlas Portfolio was December 31. The Fund's Class B, Class C, Class R and Institutional Shares commenced operations on August 25, 2007. For the period prior to the commencement of operations of the Fund's Class B Shares, Class C Shares and Class R Shares, the performance information shown is for the Fund's Class A Shares, adjusted to reflect the expenses of each new share class. For the period prior to the commencement of operations of Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of operations of the Institutional Shares.
2	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); For Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from purchase date; For Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI ACWI ex USA has been adjusted to reflect reinvestment of dividends on securities in the index.
3	The MSCI ACWI ex USA is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)

At November 30, 2011, the Fund's portfolio composition1 was as follows:

Country	Percentage of Total Net Assets
Germany	22.2%
Norway	15.8%
South Korea	14.8%
Mexico	13.1%
United Kingdom	11.2%
Japan	10.4%
Indonesia	8.3%
Brazil	3.4%
U.S. Treasury Security	0.1%
Cash Equivalents[2]	0.4%
Derivative Contracts[3]	0.4%
Other Assets and Liabilities — Net[4]	(0.1)%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

Annual Shareholder Report

At November 30, 2011, the Fund's sector classification composition5 was as follows:

Sector Classification	Percentage of Total Net Assets
Materials	18.3%
Consumer Discretionary	15.1%
Financials	14.5%
Industrials	13.4%
Energy	12.6%
Consumer Staples	8.9%
Telecommunication Services	5.8%
Information Technology	5.1%
Health Care	4.9%
Utilities	0.6%
U.S. Treasury Security	0.1%
Cash Equivalents[2]	0.4%
Derivative Contracts[3]	0.4%
Other Assets and Liabilities — Net[4]	(0.1)%
TOTAL	100.0%
5	Except for U.S. Treasury Security, Derivative Contracts, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments

November 30, 2011

Shares or Principal Amount		Value in U.S. Dollars
	COMMON STOCKS – 99.2%
	Brazil – 3.4%
70,000	BRF-Brasil Foods SA, ADR	1,410,500
45,000	Companhia de Bebidas das Americas (AmBev), ADR	1,547,100
85,000	Companhia Energetica de Minas Gerais, ADR	1,491,750
150,000	Companhia Siderurgica Nacional SA, ADR	1,245,000
50,000	Embraer — Empresa Brasileira de Aeronautica SA, ADR	1,276,000
140,000	Itau Unibanco Holding SA, ADR	2,492,000
130,000	Petroleo Brasileiro SA, ADR	3,259,100
90,000	Redecard SA	1,517,958
165,000	Vale SA, ADR	3,608,550
	TOTAL	17,847,958
	Germany – 22.2%
105,600	Allianz SE	10,942,215
35,000	Aurubis AG	1,989,155
196,000	BASF SE	14,246,203
39,000	Bayer AG	2,562,187
71,000	Bayerische Motoren Werke AG	5,344,894
62,500	Continental AG	4,403,883
211,500	Daimler AG	9,597,054
237,000	Deutsche Lufthansa AG	3,070,603
265,000	Deutsche Telekom AG, Class REG	3,435,064
437,500	Deutsche Wohnen AG	6,126,112
56,237	Fresenius SE & Co KGaA	5,408,572
88,000	Hannover Rueckversicherung AG	4,588,159
112,000	Leoni AG	4,154,865
63,800	MAN SE	5,522,836
78,000	MTU Aero Engines GmbH	4,987,922
88,900	Muenchener Rueckversicherungs-Gesellschaft AG	11,242,050
185,100	Siemens AG	18,681,961
160,000	Suedzucker AG	5,088,500
	TOTAL	121,392,235
	Indonesia – 8.3%
50,000,000	Alam Sutera Realty Tbk PT	2,427,522
5,000,000	Charoen Pokphand Foods PCL	1,315,822
5,600,000	Perusahaan Gas Negara PT	1,945,060
Annual Shareholder Report

Shares or Principal Amount		Value in U.S. Dollars
1,118,000	PT Astra International	8,988,317
2,000,000	PT Bank Central Asia	1,773,469
4,700,000	PT Bank Mandiri	3,441,945
3,662,838	PT Bank Negara Indonesia	1,586,052
8,100,000	PT Bank Rakyat Indonesia	5,997,240
8,250,000	PT Indofood Sukses Makmur	4,374,216
7,750,000	PT International Nickel Indonesia Tbk (INCO)	2,709,864
1,200,000	PT Tambang Batubara Bukit Asam Tbk	2,309,034
42,000	PT Telekomunikasi Indonesia, Class CS, ADR	1,375,500
1,810,000	PT Unilever Indonesia Tbk	3,655,105
1,653,939	PT United Tractors	4,395,363
	TOTAL	46,294,509
	Japan – 10.4%
185,000	Ajinomoto Co., Inc.	2,220,792
1,115,000	Asahi Kasei Corp.	6,751,445
30,000	Astellas Pharma, Inc.	1,158,097
400,000	Daiichi Sankyo Co. Ltd.	7,197,799
100,000	House Foods Corp.	1,826,668
600,000	Kajima Corp.	1,808,530
680,000	Kaneka Corp.	3,662,381
55,000	Kao Corp.	1,452,308
350,000	Mitsubishi Chemical Holdings Corp.	2,027,867
260,000	Mitsubishi Electric Corp.	2,483,138
768,000	Mitsui Chemicals, Inc.	2,492,908
2,000,000	Nippon Steel Co.	4,859,868
260,000	Showa Shell Sekiyu K.K.	1,740,768
770,000	Sumitomo Electric Industries	8,386,547
61,000	Takeda Pharmaceutical Co. Ltd.	2,498,051
670,000	Toshiba Corp.	3,099,941
950,000	Ube Industries	2,688,471
	TOTAL	56,355,579
	Mexico – 13.1%
545,000	Alfa, SA de C.V., Class A	6,393,755
648,000	America Movil SAB de C.V., Class L, ADR	15,435,360
136,000	Fomento Economico Mexicano, SA de C.V., ADR	9,276,560
39,900	Grupo Aeroportuario del Sureste SAB de C.V., Class B, ADR	2,249,163
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
1,920,000		Grupo Financiero Banorte SA de C.V.	6,498,212
1,300,000		Grupo Financiero Inbursa, SA de C.V., Class O	2,430,156
285,000		Grupo Modelo SA de C.V., Class C	1,751,081
279,000		Grupo Televisa SA, GDR	5,792,040
139,000		Industrias Penoles SA	6,320,151
510,000		Mexichem SA de CV	1,784,060
2,706,940		Nuevo Grupo Mexico SA, Class B	7,251,858
2,470,000		Wal-Mart de Mexico SAB de C.V.	6,647,893
		TOTAL	71,830,289
		Norway – 15.8%
655,866		DnB ASA	6,721,217
234,300		Fred Olsen Energy ASA	7,864,124
300,000		Gjensidige Forsikring ASA	3,472,564
218,000		Seadrill Ltd.	7,617,635
860,000	[1]	Songa Offshore ASA	2,777,536
762,443		Statoil ASA	19,736,521
460,000	[1]	Statoil Fuel & Retail ASA	3,595,648
399,389		Subsea 7 SA	7,898,584
538,400		Telenor ASA	9,201,373
191,600		TGS Nopec Geophysical Co. ASA	4,268,692
329,500		Yara International ASA	13,457,612
		TOTAL	86,611,506
		South Korea – 14.8%
6,100		CJ CheilJedang Corp.	1,556,236
180,400		Daewoo Shipbuilding & Marine Engineering Co. Ltd.	4,887,413
110,000		Dongkuk Steel Mill	2,241,804
139,700		Hanwha Chemical	3,325,847
6,700		Hyundai Heavy	1,689,411
63,500		Hyundai Motor Co.	12,309,223
171,000		Kia Motors Corp.	10,848,835
9,129		L.G. Chemical Ltd.	2,710,643
13,500		Mando Corp.	2,456,917
29,750		POSCO, ADR	2,548,088
21,350		Samsung Electronics Co.	19,382,989
20,000		Samsung Engineering Co. Ltd.	4,153,311
115,000		Samsung Heavy Industries	3,226,920
Annual Shareholder Report

Shares or Principal Amount			Value in U.S. Dollars
30,600		Samsung SDI Co. Ltd.	3,791,900
21,600		SK Innovation Co. Ltd.	3,276,962
73,700		Woongjin Coway Co. Ltd.	2,511,461
		TOTAL	80,917,960
		United Kingdom – 11.2%
139,500		AstraZeneca PLC, ADR	6,414,210
180,000		BHP Billiton PLC	5,546,048
490,000		British Sky Broadcasting Group PLC	5,911,249
81,000		BT Group PLC, ADR	2,430,000
140,000		Burberry Group PLC	2,806,439
35,000		Diageo PLC, ADR	2,996,350
1,215,000		HSBC Holdings PLC	9,475,071
1,050,000		Kingfisher PLC	4,231,161
170,006		Rio Tinto PLC, ADR	9,022,218
112,500		Royal Dutch Shell PLC, Class B, ADR	8,121,375
50,000		Shire Ltd.	1,678,225
700,000		William Morrison Supermarkets	3,546,000
		TOTAL	62,178,346
		TOTAL COMMON STOCKS (IDENTIFIED COST $497,908,555)	543,428,382
		U.S. TREASURY – 0.1%
$500,000	[2,3]	United States Treasury Bill, 0.005%, 2/9/2012 (IDENTIFIED COST $499,995)	500,002
		MUTUAL FUND – 0.4%
2,269,464	[4,5]	Federated Prime Value Obligations Fund, Institutional Shares, 0.20% (AT NET ASSET VALUE)	2,269,464
		TOTAL INVESTMENTS — 99.7% (IDENTIFIED COST $500,678,014)[6]	546,197,848
		OTHER ASSETS AND LIABILITIES - NET — 0.3%[7]	1,448,945
		TOTAL NET ASSETS — 100%	$547,646,793

At November 30, 2011, the Fund had the following open futures contract:

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
[1] DAX Index Long Futures	18	$3,677,893	December 2011	$564,416

Annual Shareholder Report

At November 30, 2011, the Fund had the following outstanding foreign exchange contracts:

Settlement Date	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
12/15/2011	29,945,000 GBP	$47,186,433	$(212,409)
12/15/2011	13,053,459 GBP	$20,550,974	$(74,318)
12/15/2011	22,755,000 NZD	$18,021,960	$(273,090)
12/15/2011	20,817,923 NZD	$16,494,040	$(256,088)
Contracts Sold:
12/15/2011	3,112,418 GBP	$4,890,176	$7,797
12/15/2011	3,536,100 GBP	$5,556,246	$9,248
12/15/2011	13,400,000 GBP	$21,496,508	$476,240
1/17/2012	46,580,000 EUR	$64,067,995	$1,448,179
1/17/2012	119,967,164 NOK	$21,223,735	$499,056
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS			$1,624,615

Net Unrealized Appreciation on Futures Contracts and Foreign Exchange Contracts is included in “Other Assets and Liabilities – Net.”

1	Non-income producing security.
2	Discount rate at the time of purchase.
3	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
4	Affiliated holding.
5	7-Day net yield.
6	The cost of investments for federal tax purposes amounts to $501,126,493.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2011.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2011, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments In Mutual Funds	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Securities:
International	$81,990,864	$461,437,518[1]	$ —	$543,428,382
Debt Securities:
U.S. Treasury	—	500,002	—	500,002
Mutual Fund	2,269,464	—	—	2,269,464
TOTAL SECURITIES	$84,260,328	$461,937,520	$ —	$546,197,848
OTHER FINANCIAL INSTRUMENTS[2]	$564,416	$1,624,615	$ —	$2,189,031
1	Includes $307,723,234 of securities transferred from Level 1 to Level 2 because fair market value factors were applied to equity securities traded principally in foreign markets to account for significant post market close activity. Transfers shown represent the value of the securities at the beginning of the period.
2	Other financial instruments include futures contracts and foreign exchange contracts.

The following acronyms are used throughout this portfolio:

ADR	— American Depositary Receipt
EUR	— Euro
GBP	— Great Britain Pound
GDR	— Global Depository Receipt
NOK	— Norwegian Krone
NZD	— New Zealand Dollar

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,				Period Ended 11/30/2007[1,2]	Year Ended 12/31/2006
	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$45.68	$43.37	$31.59	$70.32	$56.98	$43.69
Income From Investment Operations:
Net investment income	0.60[3]	0.33[3]	0.41[3]	1.34[3]	0.93[3]	0.72
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(3.09)	2.94	13.22	(37.24)	12.41	13.78
TOTAL FROM INVESTMENT OPERATIONS	(2.49)	3.27	13.63	(35.90)	13.34	14.50
Less Distributions:
Distributions from net investment income	(0.28)	(0.97)	(1.87)	(0.47)	—	(0.65)
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	—	—	—	(2.36)	—	(0.57)
TOTAL DISTRIBUTIONS	(0.28)	(0.97)	(1.87)	(2.83)	—	(1.22)
Redemption Fees	—	0.00[4]	0.00[4]	0.00[4]	0.00[4]	0.01
Regulatory Settlement Proceeds	—	0.01[5]	0.02[6]	—	—	—
Net Asset Value, End of Period	$42.91	$45.68	$43.37	$31.59	$70.32	$56.98
Total Return[7]	(5.54)%	7.69%[5]	45.34%[6]	(53.15)%	23.41%	33.26%
Ratios to Average Net Assets:
Net expenses	1.48%[8]	1.48%[8]	1.50%	1.50%	1.63%[9]	1.70%
Net investment income	1.21%	0.78%	1.17%	2.45%	1.45%[9]	1.38%
Expense waiver/reimbursement[10]	0.07%	0.10%	0.13%	0.08%	0.06%[9]	—
Supplemental Data:
Net assets, end of period (000 omitted)	$290,181	$503,104	$467,912	$382,447	$519,855	$273,595
Portfolio turnover	53%	71%	121%	65%	28%[11]	56%
Annual Shareholder Report

1	The Fund changed its fiscal year end from December 31 to November 30.
2	Beginning with the period ended November 30, 2007, the Fund was audited by KPMG LLP. The previous year was audited by another independent registered public accounting firm.
3	Per share numbers have been calculated using the average shares method.
4	Represents less than $0.01.
5	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.05% on the total return.
6	During the year ended November 30, 2009, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.07% on the total return.
7	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
8	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.48% and 1.48% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
9	Computed on an annualized basis.
10	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
11	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the period from January 1, 2007 to November 30, 2007.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,				Period Ended 11/30/2007[1]
	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$45.45	$43.19	$31.32	$70.20	$65.15
Income From Investment Operations:
Net investment income (loss)[2]	0.15	0.00[3]	0.17	1.02	(0.10)
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(3.01)	2.91	13.14	(37.14)	5.15
TOTAL FROM INVESTMENT OPERATIONS	(2.86)	2.91	13.31	(36.12)	5.05
Less Distributions:
Distributions from net investment income	—	(0.66)	(1.46)	(0.40)	—
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	—	—	—	(2.36)	—
TOTAL DISTRIBUTIONS	—	(0.66)	(1.46)	(2.76)	—
Redemption Fees	—	0.00[3]	0.00[3]	0.00[3]	—
Regulatory Settlement Proceeds	—	0.01[4]	0.02[5]	—	—
Net Asset Value, End of Period	$42.59	$45.45	$43.19	$31.32	$70.20
Total Return[6]	(6.29)%	6.84%[4]	44.21%[5]	(53.51)%	7.75%
Ratios to Average Net Assets:
Net expenses	2.27%[7]	2.27%[7]	2.29%	2.29%	2.30%[8]
Net investment income (loss)	0.30%	0.00%[9]	0.49%	1.89%	(0.53)% [8]
Expense waiver/reimbursement[10]	0.17%	0.18%	0.19%	0.12%	0.21%[8]
Supplemental Data:
Net assets, end of period (000 omitted)	$12,734	$17,381	$20,886	$17,344	$11,299
Portfolio turnover	53%	71%	121%	65%	28%[11]

1	Reflects operations for the period from August 25, 2007 (start of performance) to November 30, 2007.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.05% on the total return.
5	During the year ended November 30, 2009, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.10% on the total return.
6	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns of less than one year are not annualized.
7	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.27% and 2.27% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
8	Computed on an annualized basis.
9	Represents less than 0.01%.
10	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
11	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the period from January 1, 2007 to November 30, 2007.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,				Period Ended 11/30/2007[1]
	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$45.34	$43.09	$31.31	$70.19	$65.15
Income From Investment Operations:
Net investment income (loss)[2]	0.14	(0.00)[3]	0.18	1.01	(0.09)
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(2.99)	2.90	13.10	(37.11)	5.13
TOTAL FROM INVESTMENT OPERATIONS	(2.85)	2.90	13.28	(36.10)	5.04
Less Distributions:
Distributions from net investment income	—	(0.66)	(1.52)	(0.42)	—
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	—	—	—	(2.36)	—
TOTAL DISTRIBUTIONS	—	(0.66)	(1.52)	(2.78)	—
Redemption Fees	—	0.00[3]	0.00[3]	0.00[3]	—
Regulatory Settlement Proceeds	—	0.01[4]	0.02[5]	—	—
Net Asset Value, End of Period	$42.49	$45.34	$43.09	$31.31	$70.19
Total Return[6]	(6.29)%	6.84%[4]	44.20%[5]	(53.51)%	7.74%
Ratios to Average Net Assets:
Net expenses	2.27%[7]	2.27%[7]	2.27%	2.28%	2.29%[8]
Net investment income (loss)	0.29%	(0.01)%	0.51%	1.89%	(0.47)%[8]
Expense waiver/reimbursement[9]	0.08%	0.10%	0.11%	0.10%	0.23%[8]
Supplemental Data:
Net assets, end of period (000 omitted)	$47,097	$64,512	$69,582	$59,407	$29,920
Portfolio turnover	53%	71%	121%	65%	28%[10]

1	Reflects operations for the period from August 25, 2007 (start of performance) to November 30, 2007.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.02% on the total return.
5	During the year ended November 30, 2009, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.07% on the total return.
6	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
7	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.27% and 2.27%, for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
8	Computed on an annualized basis.
9	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
10	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the period from January 1, 2007 to November 30, 2007.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class R Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,				Period Ended 11/30/2007[1]
	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$45.02	$42.91	$31.45	$70.24	$65.15
Income From Investment Operations:
Net investment income (loss)[2]	0.43	0.24	(0.09)	0.73	(0.07)
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(2.97)	2.80	13.47	(36.77)	5.16
TOTAL FROM INVESTMENT OPERATIONS	(2.54)	3.04	13.38	(36.04)	5.09
Less Distributions:
Distributions from net investment income	(0.20)	(0.94)	(1.92)	(0.39)	—
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	—	—	—	(2.36)	—
TOTAL DISTRIBUTIONS	(0.20)	(0.94)	(1.92)	(2.75)	—
Redemption Fees	—	0.00[3]	0.00[3]	0.00[3]	—
Regulatory Settlement Proceeds	—	0.01[4]	0.00[3,5]	—	—
Net Asset Value, End of Period	$42.28	$45.02	$42.91	$31.45	$70.24
Total Return[6]	(5.71)%	7.22%[4]	44.73%	(53.35)%	7.81%
Ratios to Average Net Assets:
Net expenses	1.67%[7]	1.91%[7]	1.91%	1.95%	1.95%[8]
Net investment income (loss)	0.92%	0.56%	(0.22)%	2.08%	(0.40)%[8]
Expense waiver/reimbursement[9]	0.31%	0.09%	0.07%	0.08%	0.17%[8]
Supplemental Data:
Net assets, end of period (000 omitted)	$33,219	$33,189	$5,262	$231	$22
Portfolio turnover	53%	71%	121%	65%	28%[10]

1	Reflects operations for the period from August 25, 2007 (start of performance) to November 30, 2007.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.02% on the total return.
5	During the year ended November 30, 2009, the Fund received a regulatory settlement from an unaffiliated third party, which did not have any impact on the total return.
6	Based on net asset value. Total returns for periods of less than one year are not annualized.
7	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.67% and 1.91% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
8	Computed on an annualized basis.
9	This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above.
10	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the period from January 1, 2007 to November 30, 2007.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,				Period Ended 11/30/2007[1]
	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$45.76	$43.42	$31.68	$70.36	$65.15
Income From Investment Operations:
Net investment income[2]	0.67	0.46	0.57	1.67	0.12
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(3.01)	2.95	13.18	0.12	5.09
TOTAL FROM INVESTMENT OPERATIONS	(2.34)	3.41	13.75	(35.79)	5.21
Less Distributions:
Distributions from net investment income	(0.42)	(1.08)	(2.03)	(0.53)	—
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	—	—	—	(2.36)	—
TOTAL DISTRIBUTIONS	(0.42)	(1.08)	(2.03)	(2.89)	—
Redemption Fees	—	0.00[3]	0.00[3]	0.00[3]	—
Regulatory Settlement Proceeds	—	0.01[4]	0.02[5]	—	—
Net Asset Value, End of Period	$43.00	$45.76	$43.42	$31.68	$70.36
Total Return[6]	(5.24)%	8.03%[4]	45.80%[5]	(53.00)%	8.00%
Ratios to Average Net Assets:
Net expenses	1.17%[7]	1.16%[7]	1.18%	1.20%	1.20%[8]
Net investment income	1.38%	1.06%	1.62%	3.12%	0.64%[8]
Expense waiver/reimbursement[9]	0.09%	0.11%	0.11%	0.08%	0.23%[8]
Supplemental Data:
Net assets, end of period (000 omitted)	$164,416	$197,682	$133,677	$85,520	$29,062
Portfolio turnover	53%	71%	121%	65%	28%[10]

1	Reflects operations for the period from August 25, 2007 (start of performance) to November 30, 2007.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.02% on the total return.
5	During the year ended November 30, 2009, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.10% on the total return.
6	Based on net asset value. Total returns for periods of less than one year are not annualized.
7	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.17% and 1.16%, for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
8	Computed on an annualized basis.
9	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
10	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the period from January 1, 2007 to November 30, 2007.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Assets and Liabilities

November 30, 2011

Assets:
Total investments in securities, at value including $2,269,464 of investment in an affiliated holding (Note 5) (identified cost $500,678,014)		$546,197,848
Cash denominated in foreign currencies (identified cost $3,657,476)		3,651,630
Receivable for investments sold		4,536,138
Unrealized appreciation on foreign exchange contracts		2,440,520
Income receivable		1,263,390
Receivable for shares sold		486,119
Receivable for daily variation margin		173,238
TOTAL ASSETS		558,748,883
Liabilities:
Payable for investments purchased	$7,469,854
Payable for shares redeemed	2,220,360
Unrealized depreciation on foreign exchange contracts	815,905
Payable for shareholder services fee (Note 5)	75,808
Payable for distribution services fee (Note 5)	41,977
Accrued expenses	478,186
TOTAL LIABILITIES		11,102,090
Net assets for 12,779,374 shares outstanding		$547,646,793
Net Assets Consist of:
Paid-in capital		$873,088,546
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		47,644,722
Accumulated net realized loss on investments, futures contracts and foreign currency transactions		(379,370,898)
Undistributed net investment income		6,284,423
TOTAL NET ASSETS		$547,646,793
Annual Shareholder Report

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($290,180,609 ÷ 6,762,818 shares outstanding), no par value, unlimited shares authorized	$42.91
Offering price per share (100/94.50 of $42.91)	$45.41
Redemption proceeds per share	$42.91
Class B Shares:
Net asset value per share ($12,734,080 ÷ 298,960 shares outstanding), no par value, unlimited shares authorized	$42.59
Offering price per share	$42.59
Redemption proceeds per share (94.50/100 of $42.59)	$40.25
Class C Shares:
Net asset value per share ($47,097,172 ÷ 1,108,307 shares outstanding), no par value, unlimited shares authorized	$42.49
Offering price per share	$42.49
Redemption proceeds per share (99.00/100 of $42.49)	$42.07
Class R Shares:
Net asset value per share ($33,218,997 ÷ 785,676 shares outstanding), no par value, unlimited shares authorized	$42.28
Offering price per share	$42.28
Redemption proceeds per share	$42.28
Institutional Shares:
Net asset value per share ($164,415,935 ÷ 3,823,613 shares outstanding), no par value, unlimited shares authorized	$43.00
Offering price per share	$43.00
Redemption proceeds per share	$43.00
Annual Shareholder Report

Statement of Operations

November 30, 2011

Investment Income:
Dividends (including $13,183 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $3,179,262)		$21,198,603
Interest (including income on securities loaned of $978,207)		979,273
TOTAL INCOME		22,177,876
Expenses:
Investment adviser fee (Note 5)	$8,391,765
Administrative fee (Note 5)	655,471
Custodian fees	453,175
Transfer and dividend disbursing agent fees and expenses (Note 2)	1,078,764
Directors'/Trustees' fees	5,877
Auditing fees	25,000
Legal fees	6,271
Portfolio accounting fees	147,712
Distribution services fee (Note 5)	757,772
Shareholder services fee (Note 5)	1,490,191
Account administration fee (Note 2)	10,755
Share registration costs	94,355
Printing and postage	107,088
Insurance premiums	5,752
Miscellaneous	14,118
TOTAL EXPENSES	13,244,066
Annual Shareholder Report

Statement of Operations — continued
Waivers, Reimbursements and Reduction:
Waiver/reimbursement of investment adviser fee (Note 5)	$(446,606)
Waiver of administrative fee (Note 5)	(16,857)
Waiver of distribution services fee (Note 5)	(83,466)
Reimbursement of transfer and dividend disbursing agent fees and expenses (Note 2)	(189,770)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(8,010)
TOTAL WAIVERS, REIMBURSEMENTS AND REDUCTION		$(744,709)
Net expenses			$12,499,357
Net investment income			9,678,519
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			14,261,245
Net realized loss on futures contracts			(2,955,047)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(73,809,505)
Net change in unrealized appreciation of futures contracts			456,117
Net realized and unrealized loss on investments, futures contracts and foreign currency transactions			(62,047,190)
Change in net assets resulting from operations			$(52,368,671)
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income	$9,678,519	$5,618,032
Net realized gain on investments, futures contracts and foreign currency transactions	11,306,198	51,233,357
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(73,353,388)	3,329,175
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(52,368,671)	60,180,564
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(3,062,687)	(10,589,846)
Class B Shares	—	(317,293)
Class C Shares	—	(1,079,965)
Class R Shares	(1,803,225)	(3,320,073)
Institutional Shares	(146,249)	(119,708)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,012,161)	(15,426,885)
Share Transactions:
Proceeds from sale of shares	256,795,414	295,540,247
Net asset value of shares issued to shareholders in payment of distributions declared	3,616,501	11,800,228
Cost of shares redeemed	(471,251,918)	(233,772,799)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(210,840,003)	73,567,676
Redemption Fees	—	17,967
Regulatory Settlement Proceeds:
Net increase from regulatory settlement (Note 11)	—	209,151
Change in net assets	(268,220,835)	118,548,473
Net Assets:
Beginning of period	815,867,628	697,319,155
End of period (including undistributed net investment income of $6,284,423 and $5,010,505, respectively)	$547,646,793	$815,867,628

Annual Shareholder Report

Notes to Financial Statements

November 30, 2011

1. Organization

Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated InterContinental Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares (formerly Class K Shares) and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Annual Shareholder Report

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or subcustodian in which the Fund holds a “securities entitlement” and exercises “control” as Annual Shareholder Report those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value. The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares may bear account administration fees, distribution services fees, shareholder services fees and certain transfer and dividend disbursing agent fees unique to those classes. For the year ended November 30, 2011, transfer and dividend disbursing agent fees and account administration fees for the Fund were as follows:

	Transfer and Dividend Disbursing Agent Fees Incurred	Transfer and Dividend Disbursing Agent Fees Reimbursed	Account Administration Fees Incurred
Class A Shares	$654,072	$(81,825)	$10,553
Class B Shares	43,737	(18,605)	—
Class C Shares	110,437	(17,377)	202
Class R Shares	99,367	—	—
Institutional Shares	171,151	(71,963)	—
TOTAL	$1,078,764	$(189,770)	$10,755

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Annual Shareholder Report

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2011, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2011, tax years 2008 through 2011 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $2,199,427 and $3,316,705, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.

Foreign exchange contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

Annual Shareholder Report

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield, manage duration and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.

The average notional amount of long futures contracts held by the Fund throughout the period was $9,075,405. This is based on amounts held as of each month-end throughout the fiscal period.

Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in an affiliated money market fund or in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of November 30, 2011, the Fund did not have any securities on loan.

Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts	Receivable for daily variation margin	$564,416*		$ —
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$2,440,520	Unrealized depreciation on foreign exchange contracts	$815,905
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$3,004,936		$815,905

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Equity contracts	$(2,955,047)	$ —	$(2,955,047)
Foreign exchange contracts	$ —	$(3,868,497)	$(3,868,497)
TOTAL	$(2,955,047)	$(3,868,497)	$(6,823,544)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Equity contracts	$456,117	$ —	$456,117
Foreign exchange contracts	$ —	$2,203,381	$2,203,381
TOTAL	$456,117	$2,203,381	$2,659,498

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Annual Shareholder Report

3. Shares of Beneficial Interest

The following tables summarize share activity:

Year Ended November 30	2011		2010
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,327,022	$165,487,357	3,522,078	$151,185,690
Shares issued to shareholders in payment of distributions declared	57,923	2,874,164	224,368	9,674,750
Shares redeemed	(7,636,815)	(340,024,043)	(3,521,711)	(150,663,309)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(4,251,870)	$(171,662,522)	224,735	$10,197,131
Year Ended November 30	2011		2010
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	51,795	$2,590,162	55,656	$2,414,919
Shares issued to shareholders in payment of distributions declared	—	—	6,410	277,062
Shares redeemed	(135,271)	(6,547,699)	(163,273)	(6,944,956)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(83,476)	$(3,957,537)	101,207	$(4,252,975)
Year Ended November 30	2011		2010
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	187,915	$9,205,425	304,948	$13,070,298
Shares issued to shareholders in payment of distributions declared	—	—	21,303	918,583
Shares redeemed	(502,388)	(23,837,649)	(518,154)	(22,087,885)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(314,473)	$(14,632,224)	(191,903)	$(8,099,004)
Year Ended November 30	2011		2010
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	480,877	$21,250,263	710,198	$30,811,289
Shares issued to shareholders in payment of distributions declared	2,987	146,249	2,806	119,709
Shares redeemed	(435,344)	(20,070,001)	(98,491)	(4,169,577)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	48,520	$1,326,511	614,513	$26,761,421
Annual Shareholder Report

Year Ended November 30	2011		2010
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,205,663	$58,262,207	2,369,341	$98,058,051
Shares issued to shareholders in payment of distributions declared	12,023	596,088	18,810	810,124
Shares redeemed	(1,714,160)	(80,772,526)	(1,147,060)	(49,907,072)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(496,474)	$(21,914,231)	1,241,091	$48,961,103
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(5,097,773)	$(210,840,003)	1,787,229	$73,567,676

Redemption Fees

Prior to January 31, 2011, the Fund imposed a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares who redeemed shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in capital. For the year ended November 30, 2011, there were no redemption fees. For the year ended November 30, 2010, the redemption fees for Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares amounted to $11,367, $439, $1,561, $494 and $4,106, respectively.

4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and regulatory settlement proceeds.

For the year ended November 30, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(20,006)	$(3,392,440)	$3,412,446

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2011 and 2010, was as follows:

	2011	2010
Ordinary income	$5,012,161	$15,426,885

Annual Shareholder Report

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,284,423
Net unrealized appreciation	$45,571,704
Capital loss carryforwards	$(377,297,880)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to tax deferral of losses on wash sales and differing treatments for foreign currency commitments, futures contracts and discount accretion/premium amortization on debt securities.

At November 30, 2011, the cost of investments for federal tax purposes was $501,126,493. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates, outstanding foreign currency commitments and futures contracts was $45,071,355. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $77,153,116 and net unrealized depreciation from investments for those securities having an excess of cost over value of $32,081,761.

At November 30, 2011, the Fund had a capital loss carryforward of $377,297,880 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$126,815,235
2017	$250,482,645

The Fund used capital loss carryforwards of $17,369,724 to offset taxable capital gains realized during the year ended November 30, 2011.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Annual Shareholder Report

5. Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee

Federated Global Investment Management Corp. is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.00% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, the Adviser voluntarily waived $421,206 of its fee and an affiliate of the Adviser reimbursed $189,770 of transfer and dividend disbursing agent fees and expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $16,857 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%

Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, distribution service fees for the Fund were as follows:

	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$125,719	$ —
Class C Shares	465,121	—
Class R Shares	166,932	(83,466)
TOTAL	$757,772	$(83,466)

For year ended November 30, 2011, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2011, FSC retained $33,056 of fees paid by the Fund.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2011, FSC retained $23,719 in sales charges from the sale of Class A Shares. FSC also retained $3,163 of CDSC relating to redemptions on Class B Shares and $408 relating to redemptions on Class C Shares.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $4,883 of Service Fees for the year ended November 30, 2011. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended November 30, 2011, Service Fees for the Fund were as follows:

Service Fees Incurred
Class A Shares	$1,293,446
Class B Shares	41,906
Class C Shares	154,839
TOTAL	$1,490,191

For the year ended November 30, 2011, FSSC did not receive any fees paid by the Fund.

Annual Shareholder Report

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.48%, 2.27%, 2.27%, 1.67% and 1.17% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions Involving Affiliated Holdings

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2011, the Adviser reimbursed $25,400. Transactions involving the affiliated holdings during the year ended November 30, 2011, were as follows:

Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2010	13,894,270
Purchases/Additions	457,012,314
Sales/Reductions	(468,637,120)
Balance of Shares Held 11/30/2011	2,269,464
Value	$2,269,464
Dividend Income	$13,183

6. Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2011, the Fund's expenses were reduced by $8,010 under these arrangements.

7. Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2011, were as follows:

Purchases	$436,368,799
Sales	$642,491,876

Annual Shareholder Report

8. Concentration of Risk

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

9. Line of Credit

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2011, there were no outstanding loans. During the year ended November 30, 2011, the Fund did not utilize the LOC.

10. Interfund Lending

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2011, there were no outstanding loans. During the year ended November 30, 2011, the program was not utilized.

11. Regulatory Settlement Proceeds

The Fund received $209,151 for the year ended November 30, 2010, in settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlements are recorded as an increase to paid-in capital in the accompanying financial statements.

12. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing”; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-03 is not expected to have a material impact on the Fund's financial statements and the accompanying notes, net assets or results of operations.

In addition, in May 2011, FASB released ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This ASU amends FASB ASC Topic 820, “Fair Value Measurement,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-04 is not expected to have a material impact on the Fund's financial statements and the accompanying notes.

Annual Shareholder Report

13. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2011, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

To the extent the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund will pass through to its shareholders credits for foreign taxes paid.

For the fiscal year ended November 30, 2011, the Fund derived $19,279,892 of gross income from foreign sources and paid foreign taxes of $3,179,263.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF THE FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF Federated Intercontinental fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated InterContinental Fund (the “Fund”), a portfolio of Federated Equity Funds, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated InterContinental Fund as of November 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 23, 2012

Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2011	Ending Account Value 11/30/2011	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$805.40	$6.70
Class B Shares	$1,000	$802.10	$10.25
Class C Shares	$1,000	$802.00	$10.25
Class R Shares	$1,000	$804.60	$7.55
Institutional Shares	$1,000	$806.60	$5.30
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,017.65	$7.49
Class B Shares	$1,000	$1,013.69	$11.46
Class C Shares	$1,000	$1,013.69	$11.46
Class R Shares	$1,000	$1,016.70	$8.44
Institutional Shares	$1,000	$1,019.20	$5.92
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.48%
Class B Shares	2.27%
Class C Shares	2.27%
Class R Shares	1.67%
Institutional Shares	1.17%

Annual Shareholder Report

Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust business affairs and for exercising all the Trust powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2011, the Trust comprised 13 portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 134 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.

Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorship Held: Director, Chairman of the Audit Committee, and member of the Compensation Committee, Michael Baker Corporation (architecture, engineering and construction services).

Previous Position: Partner, Andersen Worldwide SC.

Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).

Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Qualifications: Business management and director experience.
Annual Shareholder Report

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Audrey H. Kaplan Birth Date: February 20, 1967 Vice President Began serving: February 2011	Principal Occupations: Audrey H. Kaplan has been the Fund's Portfolio Manager since February 2004. She is Vice President of the Fund. Prior to joining Federated, Ms. Kaplan was employed with Rochdale Investment Management LLC where she served as a Portfolio Manager for several portfolios including the Rochdale Investment Trust Atlas Portfolio and Senior Vice President in Quantitative Research from February 2004 to August 2007. Prior to joining Rochdale, Ms. Kaplan was a Hedge Fund Consultant at BlueCrest Capital Management from December 2002 to December 2003, Vice President and European Quantitative Strategist with Merrill Lynch International from August 2000 to December 2002, and Project Manager of Global Emerging Markets Research with Robert Fleming & Co., Ltd from February 1998 to December 1999. Ms. Kaplan has 23 years of experience in quantitative analysis, portfolio strategy, and research. Ms. Kaplan earned her B.S. in Computer and Systems Engineering from Rensselear Polytechnic Institute and her Masters in Finance from London Business School.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract – May 2011

federated iNTERCONTINENTAL fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2011. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

For the one-year, three-year and five-year periods covered by the Evaluation, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.

Annual Shareholder Report

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds are reasonable and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes Annual Shareholder Report were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated InterContinental Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172511
Cusip 314172495
Cusip 314172487
Cusip 314172479
Cusip 314172461

37865 (1/12)

Federated is a registered trademark of Federated Investors, Inc.
2012  © Federated Investors, Inc.

Annual Shareholder Report
November 30, 2011

Share Class	Ticker
A	IVFAX
C	IVFCX
Institutional	IVFIX

Federated International Strategic Value Dividend Fund

Fund Established 2008

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,

I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2010 through November 30, 2011. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.

In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.

Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.

Sincerely,

J. Christopher Donahue, President

Not FDIC Insured May Lose Value No Bank Guarantee

Management Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the fiscal year ended November 30, 2011, was 8.52% for Class A Shares, 7.76% for Class C Shares and 8.75% for the Institutional Shares. The total return of the MSCI EAFE High Dividend Yield Index (the Benchmark),1 a broad-based securities market index, was 5.91% for the same period. The MSCI EAFE Index,2 representative of the broad securities market outside of the United States and Canada, had a return of -4.12% for the same period.3 The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Benchmark.

MARKET OVERVIEW

The Fund's previous fiscal year closed with a notable retracement in overseas markets. The European Union (EU) could not seem to shake its sovereign debt woes despite a new bailout package for Ireland and other member countries. In addition, an inflationary spike in China had prompted fears that the Asian giant would act to curtail growth and cool global growth. Briefly, the global equity rally got back on track after last November's lull, with the major global indexes posting their strongest December (the first month of the Fund's fiscal year) in almost two decades as investors focused on data indicative of a recovery.

While the global outlook seemed brighter, it fizzled quickly as 2011 had a rough start with a devastating earthquake, tsunami and nuclear disaster in Japan and an upheaval in Libya, which escalated to include the involvement of U.S. and other NATO forces. Midway through the fiscal year, a widening soft patch domestically, euro jitters overseas and worries that manufacturing's momentum had been blunted sent international equity markets downward.

As we approached the end of the fiscal year, August and September continued to be dire with global equity indices finishing sharply lower as sovereign debt securities here and abroad hit historic post-war lows. Global equity markets had a short term rally in October on a tentative eurozone bailout plan and signs that China may avoid a hard landing. News that the 17-member EU countries were able to reach consensus on a plan to assist Greece, other debt-laden peripheral countries and major European banks that had been left holding much of those countries' debt was viewed positively. However, this sentiment cooled in November as limited details dribbled out and concerns arose over the plan's viability.

The following discussion will focus on the performance of the Fund's Institutional Shares.

FUND PERFORMANCE

While the international equity markets fluctuated over the fiscal year, the Fund remained focused on its objective of providing investors with an attractive combination of dividend income and dividend growth.3 The Fund ended its Annual Shareholder Report

1

fiscal year with a dividend yield of 5.73% and a 30-day SEC yield of 4.25%.4 Complementing its high yield, the Fund experienced significant dividend growth of 7.65% year-over-year as of fiscal year-end.

In order to achieve high yield and dividend growth, the Fund seeks to invest in companies that have both the ability and the inclination to pay and increase their dividends.5 As a consequence, the Fund has naturally positioned itself within countries that comprise the epicenter of international dividend investing: the UK, Canada, Australia and Brazil. Switzerland was a recent addition to that list, as challenges in the eurozone presented an opportunity to purchase stakes in its high-quality global businesses at attractive prices. Since most of the Fund's investments were concentrated within these countries, the Fund's eurozone exposure at the end of the fiscal year was a modest 19.01%, which included high quality holdings such as Total SA, the French global energy company offering a handsome yield of 5.95% and whose significant production business was largely denominated in U.S. dollars.

The country allocation benefited the Fund during the recent fiscal year as investors favored high yielding, low beta stocks, which unsurprisingly can be found in the dividend-oriented nations in which the Fund invested. The Fund's holdings in Australia, the UK and Canada provided the largest positive contributions to the Fund, led by Telstra Corp. Ltd., British American Tobacco PLC and Riocan Real Estate which returned 37.75%, 34.38% and 28.80%, respectively. Partially offsetting this was the negative impact from the Fund's Italian holdings. However, the Fund's small exposure to Italy (3.51%) minimized the effect on the Fund's returns.

Recent investor preferences also supported the Fund from a sector perspective. The Fund had sizeable positions in dividend-friendly sectors such as Consumer Staples, Health Care, Telecom Services and Utilities. These sectors provided some of the highest positive contributions to the Fund, driving total return even higher. Energy holdings also produced notably positive returns as the price of oil rose from $87.05/barrel when the fiscal year began to $100.36/barrel when the fiscal year ended. Statoil ASA was the best-performing energy holding, returning 36.33% during the fiscal year. The only sector to negatively contribute to Fund performance was the Industrials sector. The Fund had a small weight of 1.33% in this sector, made up of two holdings, FirstGroup PLC and BAE Systems PLC. Although these stocks did lag, they still provided large cash dividends to shareholders with their respective yields of 6.93% and 6.58%.

Annual Shareholder Report

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1	The MSCI High Dividend Yield Index is a free float-adjusted market capitalization index designed to measure the performance of securities that offer a meaningfully higher than average dividend yield in the developed markets comprising the MSCI EAFE. The Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.
2	The MSCI EAFE Index is an unmanaged market capitalization-weighted index comprising 22 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.
3	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
4	Represents the 30-day SEC yield for the Fund's Institutional shares. In the absence of temporary expense waivers or reimbursements the 30-day SEC yield would have been 3.47% for the Fund's Institutional shares. The dividend yield represents the average yield of the underlying securities within the portfolio.
5	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks.
Annual Shareholder Report
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT

The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated International Strategic Value Dividend Fund (the “Fund”) from June 4, 2008 (start of performance) to November 30, 2011, compared to the MSCI EAFE High Dividend Yield Index (MSCI HDY)2 and the Morningstar Foreign Large Value Funds Category Average (MFLVFCA).2

Average Annual Total Returns for the Period Ended 11/30/2011

(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)

Share Class	1 Year	Start of Performance[3]
Class A Shares	2.61%	-6.70%
Class C Shares	6.76%	-5.90%
Institutional Shares	8.75%	-5.04%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

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Growth of a $10,000 Investment – class A SHARES

  Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

Growth of a $10,000 Investment – class C SHARES

  Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

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Growth of a $10,000 Investment – INSTITUTIONAL SHARES

1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI HDY and the MFLVFCA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The MSCI HDY and the MFLVFCA are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The MSCI HDY represents the components of the MSCI Europe, Australasia and Far East Index (MSCI EAFE), is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of May 27, 2010, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI HDY, however, only includes securities which have a dividend yield that is at least 30% higher than its relative parent index, the MSCI EAFE. Only securities with a reasonable payout and a non-negative, five-year Dividend Per Share (DPS) growth rate are eligible for inclusion in the MSCI HDY. The MFLVFCA includes foreign large-value portfolios that invest mainly in big international stocks that are less expensive or growing more slowly than other large cap stocks. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). Value is defined based on low valuations (low-price ratios and high-dividend yields) and slow growth (low growth rates for earnings, sales, book value and cash flow). These portfolios typically will have less than 20% of assets invested in U.S. stocks. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.
3	The Fund's Class A Shares, Class C Shares and Institutional Shares commenced operations on June 4, 2008.
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Portfolio of Investments Summary Tables (unaudited)

At November 30, 2011, the Fund's portfolio composition1 was as follows:

Country	Percentage of Total Net Assets
United Kingdom	24.9%
Australia	11.0%
Switzerland	10.9%
Canada	10.0%
Brazil	8.7%
France	8.3%
Germany	3.7%
Singapore	2.9%
Japan	2.7%
Spain	2.5%
Norway	2.4%
Netherlands	2.0%
Mexico	2.0%
Taiwan	1.6%
Italy	1.2%
Belgium	1.2%
Hong Kong	0.9%
Cash Equivalents[2]	4.1%
Other Assets and Liabilities — Net[3]	(1.0)%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

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At November 30, 2011, the Fund's sector classification composition4 was as follows:

Sector Classification	Percentage of Total Net Assets
Telecommunication Services	19.6%
Consumer Staples	17.1%
Financials	15.5%
Health Care	14.9%
Utilities	12.7%
Energy	12.3%
Consumer Discretionary	2.1%
Industrials	1.5%
Information Technology	1.2%
Cash Equivalents[2]	4.1%
Other Assets and Liabilities — Net[3]	(1.0)%
TOTAL	100.0%
4	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.

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Portfolio of Investments

November 30, 2011

Shares		Value in U.S. Dollars
	COMMON STOCKS – 96.9%
	Banks – 11.1%
82,000	Australia & New Zealand Banking Group, Melbourne	1,736,829
61,400	Banco Do Brasil SA	821,677
16,600	Bank of Montreal	970,985
19,200	Canadian Imperial Bank of Commerce	1,372,491
58,000	DBS Group Holdings Ltd.	577,463
60,000	Hang Seng Bank Ltd.	746,643
61,000	National Australia Bank Ltd., Melbourne	1,522,345
66,000	Westpac Banking Corp. Ltd., Sydney	1,441,705
	TOTAL	9,190,138
	Capital Goods – 1.1%
214,500	BAE Systems PLC	925,817
	Energy – 12.3%
44,900	Crescent Point Energy Corp.	1,952,365
47,100	ENI SpA	998,188
37,780	Repsol YPF SA	1,144,546
47,583	Royal Dutch Shell PLC, Class A	1,667,718
78,205	Statoil ASA	2,024,407
45,612	Total SA	2,356,218
	TOTAL	10,143,442
	Food & Staples Retailing – 2.2%
72,100	Woolworth's Ltd.	1,851,422
	Food Beverage & Tobacco – 12.9%
47,915	British American Tobacco PLC	2,223,838
28,200	Companhia de Bebidas das Americas (AmBev), ADR	969,516
47,211	Diageo PLC	1,009,266
40,355	Imperial Tobacco Group PLC	1,452,022
55,700	Nestle SA	3,123,211
56,649	Unilever PLC	1,903,283
	TOTAL	10,681,136
	Health Care Equipment & Services – 1.0%
63,060	Sonic Healthcare Ltd.	762,701
	Household & Personal Products – 2.0%
306,000	Kimberly-Clark de Mexico	1,613,509
Annual Shareholder Report
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Shares		Value in U.S. Dollars
	Insurance – 4.4%
12,575	Muenchener Rueckversicherungs-Gesellschaft AG	1,590,200
578,700	Royal & Sun Alliance Insurance Group PLC	987,472
4,500	Zurich Financial Services AG	989,609
	TOTAL	3,567,281
	Media – 2.1%
85,200	Shaw Communications, Inc., Class B	1,760,051
	Pharmaceuticals Biotechnology & Life Sciences – 13.9%
46,027	AstraZeneca PLC	2,131,734
24,500	Eisai Co. Ltd.	945,786
62,043	GlaxoSmithKline PLC	1,374,760
39,100	Novartis AG	2,109,947
10,400	Roche Holding AG	1,654,188
28,653	Sanofi-Aventis	2,005,657
31,300	Takeda Pharmaceutical Co. Ltd.	1,281,787
	TOTAL	11,503,859
	Software & Services – 1.2%
60,300	Redecard SA	1,017,032
	Telecommunication Services – 19.6%
30,548	Belgacom	969,866
406,854	Chunghwa Telecom Co. Ltd.	1,345,834
113,002	Deutsche Telekom AG, Class REG	1,464,789
135,342	Koninklijke KPN NV	1,657,954
59,100	Rogers Communications, Inc., Class B	2,191,443
744,385	Singapore Telecom Ltd.	1,807,615
2,970	Swisscom AG	1,121,343
38,950	Telef Brasil, ADR	1,050,481
47,735	Telefonica SA	900,575
548,515	Telstra Corp. Ltd.	1,802,351
82,566	Vivendi SA	1,905,294
	TOTAL	16,217,545
	Transportation – 0.4%
67,500	FirstGroup PLC	346,923
	Utilities – 12.7%
81,600	Companhia Energetica de Minas Gerais, ADR	1,432,080
73,500	CPFL Energia SA, ADR	1,935,255
20,161	GDF Suez	566,462
246,167	National Grid PLC	2,418,655
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Shares			Value in U.S. Dollars
122,700		Scottish & Southern Energy PLC	2,541,948
161,270		United Utilities Group PLC	1,595,840
		TOTAL	10,490,240
		TOTAL COMMON STOCKS (IDENTIFIED COST $79,898,285)	80,071,096
		MUTUAL FUND – 4.1%
3,382,762	[1,2]	Federated Prime Value Obligations Fund, Institutional Shares, 0.20% (AT NET ASSET VALUE)	3,382,762
		TOTAL INVESTMENTS — 101.0% (IDENTIFIED COST $83,281,047)[3]	83,453,858
		OTHER ASSETS AND LIABILITIES - NET — (1.0)%[4]	(829,444)
		TOTAL NET ASSETS — 100%	$82,624,414

1	Affiliated holding.
2	7-Day net yield.
3	The cost of investments for federal tax purposes amounts to $83,354,867.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2011.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

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11

The following is a summary of the inputs used, as of November 30, 2011, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments In Mutual Funds	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
International	$13,634,667	$66,436,429[1]	$ —	$80,071,096
Mutual Fund	3,382,762	—	—	3,382,762
TOTAL SECURITIES	$17,017,429	$66,436,429	$ —	$83,453,858

1	Includes $21,459,962 of securities transferred from Level 1 to Level 2 because fair market value factors were applied to equity securities traded principally in foreign markets to account for significant post market close activity. Transfers shown represent the value of the securities at the beginning of the period.

The following acronym is used throughout this portfolio:

ADR	— American Depositary Receipt

See Notes which are an integral part of the Financial Statements

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Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,			Period Ended 11/30/2008[1]
	2011	2010	2009
Net Asset Value, Beginning of Period	$3.47	$3.64	$3.05	$5.00
Income From Investment Operations:
Net investment income[2]	0.17	0.17	0.08	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.12	(0.20)	0.68	(2.00)
TOTAL FROM INVESTMENT OPERATIONS	0.29	(0.03)	0.76	(1.93)
Less Distributions:
Distributions from net investment income	(0.15)	(0.14)	(0.17)	(0.02)
Distributions from net realized gain on investments and foreign currency transactions	(0.00)[3]	—	—	—
TOTAL DISTRIBUTIONS	(0.15)	(0.14)	(0.17)	(0.02)
Redemption Fees	—	0.00[3]	0.00[3]	—
Net Asset Value, End of Period	$3.61	$3.47	$3.64	$3.05
Total Return[4]	8.52%	(0.68)%	25.86%	(38.78)%
Ratios to Average Net Assets:
Net expenses	1.00%[5]	1.00%[5]	0.99%	0.46%[6]
Net investment income	4.55%	4.90%	2.38%	3.96%[6]
Expense waiver/reimbursement[7]	1.25%	2.56%	9.84%	52.69%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$38,968	$19,060	$1,083	$11
Portfolio turnover	38%	23%	31%	22%
1	Reflects operations for the period from June 4, 2008 (date of initial investment) to November 30, 2008.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.00% and 1.00% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
6	Computed on an annualized basis.
7	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

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Financial Highlights – Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,			Period Ended 11/30/2008[1]
	2011	2010	2009
Net Asset Value, Beginning of Period	$3.46	$3.63	$3.05	$5.00
Income From Investment Operations:
Net investment income[2]	0.15	0.13	0.09	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.12	(0.19)	0.63	(2.00)
TOTAL FROM INVESTMENT OPERATIONS	0.27	(0.06)	0.72	(1.93)
Less Distributions:
Distributions from net investment income	(0.13)	(0.11)	(0.14)	(0.02)
Distributions from net realized gain on investments and foreign currency transactions	(0.00)[3]	—	—	—
TOTAL DISTRIBUTIONS	(0.13)	(0.11)	(0.14)	(0.02)
Redemption Fees	—	0.00[3]	0.00[3]	—
Net Asset Value, End of Period	$3.60	$3.46	$3.63	$3.05
Total Return[4]	7.76%	(1.43)%	24.33%	(38.77)%
Ratios to Average Net Assets:
Net expenses	1.75%[5]	1.74%[5]	1.75%	1.23%[6]
Net investment income	3.94%	3.72%	2.82%	3.29%[6]
Expense waiver/reimbursement[7]	1.25%	3.01%	10.38%	52.36%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$6,130	$3,022	$1,241	$0[8]
Portfolio turnover	38%	23%	31%	22%
1	Reflects operations for the period from June 4, 2008 (date of initial investment) to November 30, 2008.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.75% and 1.74% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
6	Computed on an annualized basis.
7	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
8	Represents less than $1,000.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
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Financial Highlights – Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,			Period Ended 11/30/2008[1]
	2011	2010	2009
Net Asset Value, Beginning of Period	$3.47	$3.64	$3.05	$5.00
Income From Investment Operations:
Net investment income[2]	0.17	0.17	0.11	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.13	(0.19)	0.65	(2.02)
TOTAL FROM INVESTMENT OPERATIONS	0.30	(0.02)	0.76	(1.93)
Less Distributions:
Distributions from net investment income	(0.16)	(0.15)	(0.17)	(0.02)
Distributions from net realized gain on investments and foreign currency transactions	(0.00)[3]	—	—	—
TOTAL DISTRIBUTIONS	(0.16)	(0.15)	(0.17)	(0.02)
Redemption Fees	—	0.00[3]	0.00[3]	—
Net Asset Value, End of Period	$3.61	$3.47	$3.64	$3.05
Total Return[4]	8.75%	(0.47)%	25.97%	(38.77)%
Ratios to Average Net Assets:
Net expenses	0.75%[5]	0.75%[5]	0.74%	0.18%[6]
Net investment income	4.80%	4.80%	3.28%	4.55%[6]
Expense waiver/reimbursement[7]	1.23%	3.05%	10.72%	52.61%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$37,527	$13,644	$8,592	$782
Portfolio turnover	38%	23%	31%	22%
1	Reflects operations for the period from June 4, 2008 (date of initial investment) to November 30, 2008.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.75% and 0.75% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
6	Computed on an annualized basis.
7	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

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15

Statement of Assets and Liabilities

November 30, 2011

Assets:
Total investments in securities, at value including $3,382,762 of investment in an affiliated holding (Note 5) (identified cost $83,281,047)		$83,453,858
Cash denominated in foreign currencies (identified cost $20,952)		20,953
Receivable for shares sold		1,300,643
Receivable for investments sold		1,091,673
Income receivable		334,444
TOTAL ASSETS		86,201,571
Liabilities:
Payable for investments purchased	$3,337,426
Payable for shares redeemed	116,884
Payable for shareholder services fee (Note 5)	7,627
Payable for distribution services fee (Note 5)	3,521
Payable for investment adviser fee (Note 5)	1,046
Accrued expenses	110,653
TOTAL LIABILITIES		3,577,157
Net assets for 22,902,377 shares outstanding		$82,624,414
Net Assets Consist of:
Paid-in capital		$82,564,199
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		162,636
Accumulated net realized loss on investments and foreign currency transactions		(359,822)
Undistributed net investment income		257,401
TOTAL NET ASSETS		$82,624,414
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($38,968,110 ÷ 10,806,318 shares outstanding), no par value, unlimited shares authorized		$3.61
Offering price per share (100/94.50 of $3.61)		$3.82
Redemption proceeds per share		$3.61
Class C Shares:
Net asset value per share ($6,129,541 ÷ 1,702,988 shares outstanding), no par value, unlimited shares authorized		$3.60
Offering price per share		$3.60
Redemption proceeds per share (99.00/100 of $3.60)		$3.56
Institutional Shares:
Net asset value per share ($37,526,763 ÷ 10,393,071 shares outstanding), no par value, unlimited shares authorized		$3.61
Offering price per share		$3.61
Redemption proceeds per share		$3.61

See Notes which are an integral part of the Financial Statements

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Statement of Operations

Year Ended November 30, 2011

Investment Income:
Dividends (including $1,580 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $207,166)			$2,702,445
Expenses:
Investment adviser fee (Note 5)		$364,358
Administrative fee (Note 5)		230,004
Custodian fees		35,045
Transfer and dividend disbursing agent fees and expenses		94,820
Directors'/Trustees' fees		857
Auditing fees		28,500
Legal fees		6,340
Portfolio accounting fees		107,118
Distribution services fee (Note 5)		33,607
Shareholder services fee (Note 5)		76,551
Share registration costs		54,065
Printing and postage		37,298
Insurance premiums		4,031
Miscellaneous		6,944
TOTAL EXPENSES		1,079,538
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(364,358)
Waiver of administrative fee (Note 5)	(44,515)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(1,960)
Reimbursement of other operating expenses (Note 5)	(193,779)
TOTAL WAIVERS AND REIMBURSEMENTS		(604,612)
Net expenses			474,926
Net investment income			2,227,519
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(559,527)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			1,409,835
Net realized and unrealized gain on investments and foreign currency transactions			850,308
Change in net assets resulting from operations			$3,077,827

See Notes which are an integral part of the Financial Statements

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Statement of Changes in Net Assets

Year Ended November 30	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,227,519	$819,612
Net realized gain (loss) on investments and foreign currency transactions	(559,527)	14,543
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	1,409,835	(2,359,503)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	3,077,827	(1,525,348)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,033,936)	(89,198)
Class C Shares	(148,788)	(71,042)
Institutional Shares	(694,650)	(520,132)
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(27,609)	—
Class C Shares	(4,532)	—
Institutional Shares	(17,861)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,927,376)	(680,372)
Share Transactions:
Proceeds from sale of shares	54,613,583	28,372,228
Net asset value of shares issued to shareholders in payment of distributions declared	1,803,263	647,027
Cost of shares redeemed	(10,669,281)	(2,003,880)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	45,747,565	27,015,375
Redemption Fees	—	338
Change in net assets	46,898,016	24,809,993
Net Assets:
Beginning of period	35,726,398	10,916,405
End of period (including undistributed net investment income of $257,401 and $106,961, respectively)	$82,624,414	$35,726,398

See Notes which are an integral part of the Financial Statements

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Notes to Financial Statements

November 30, 2011

1. Organization

Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated International Strategic Value Dividend Fund (formerly, Federated International Strategic Value Fund) (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide income and long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.

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If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

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Repurchase Agreements

The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or subcustodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class C Shares and Institutional Shares may bear distribution services fees and shareholder services fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2011, the Fund did not have a liability for any uncertain tax positions. The Fund Annual Shareholder Report

21

recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2011, tax years 2008 through 2011 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2011, the Fund had no outstanding foreign exchange contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

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Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. Shares of Beneficial Interest

The following tables summarize share activity:

Year Ended November 30	2011		2010
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	6,805,149	$25,077,220	5,312,764	$19,769,085
Shares issued to shareholders in payment of distributions declared	271,684	1,001,656	25,281	86,562
Shares redeemed	(1,770,785)	(6,592,521)	(135,574)	(469,779)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	5,306,048	$19,486,355	5,202,471	$19,385,868
Year Ended November 30	2011		2010
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	928,995	$3,445,916	833,485	$3,017,987
Shares issued to shareholders in payment of distributions declared	40,764	150,737	20,665	70,136
Shares redeemed	(140,496)	(520,199)	(322,191)	(1,162,934)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	829,263	$3,076,454	531,959	$1,925,189
Year Ended November 30	2011		2010
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	7,262,820	$26,090,447	1,534,052	$5,585,156
Shares issued to shareholders in payment of distributions declared	176,152	650,870	143,340	490,329
Shares redeemed	(979,074)	(3,556,561)	(101,658)	(371,167)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	6,459,898	$23,184,756	1,575,734	$5,704,318
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	12,595,209	$45,747,565	7,310,164	$27,015,375

Redemption Fees

Prior to January 31, 2011, the Fund imposed a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class C Shares and Institutional Shares who redeemed shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, were not subject to the redemption fee. All redemption fees were recorded by the Fund as additions to paid-in capital. For the year ended November 30, 2011, there were no redemption fees for Class A Shares, Class C Shares and Institutional Shares. For the year ended November 30, 2010, the redemption fees for Class A Shares, Class C Shares and Institutional Shares amounted to $41, $50 and $247, respectively.

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4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions. For the year ended November 30, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(199,705)	$199,705

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2011 and 2010, was as follows:

	2011	2010
Ordinary income	$1,891,093	$680,372
Long-term capital gain	$36,283	—

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$257,401
Net unrealized appreciation	$88,816
Capital loss carryforwards	$(286,002)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for wash sales.

At November 30, 2011, the cost of investments for federal tax purposes was $83,354,867. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates and outstanding foreign currency commitments was $98,991. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $3,550,195 and net unrealized depreciation from investments for those securities having an excess of cost over value of $3,451,204.

At November 30, 2011, the Fund had a capital loss carryforward of $286,002 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2019.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As Annual Shareholder Report

24

a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2011, the Adviser voluntarily waived $363,232 of its fee and voluntarily reimbursed $193,779 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, FAS waived $44,515 of its fee. The net fee paid to FAS was 0.38% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
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Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, distribution service fees for the Fund were as follows:

Distribution Services Fees Incurred
Class C Shares	$33,607

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2011, FSC retained $7,985 of fees paid by the Fund. For the year ended November 30, 2011, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2011, FSC retained $23,749 in sales charges from the sale of Class A Shares.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended November 30, 2011, Service Fees for the Fund were as follows:

Service Fees Incurred
Class A Shares	$65,339
Class C Shares	11,212
TOTAL	$76,551

For the year ended November 30, 2011, FSSC received $623 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.04%, 1.79% and 0.79% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2013; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

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General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Holdings

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2011, the Adviser reimbursed $1,126. Transactions involving the affiliated holdings during the year ended November 30, 2011, were as follows:

Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2010	134,360
Purchases/Additions	33,947,221
Sales/Reductions	30,698,819
Balance of Shares Held 11/30/2011	3,382,762
Value	$3,382,762
Dividend Income	$1,580

6. Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2011, the Fund's expenses were reduced by $1,960 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2011, were as follows:

Purchases	$63,921,535
Sales	$18,876,014

8. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

9. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2011, there were no outstanding loans. During the year ended November 30, 2011, the Fund did not utilize the LOC.

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10. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2011, there were no outstanding loans. During the year ended November 30, 2011, the program was not utilized.

11. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing”; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-03 is not expected to have a material impact on the Fund's financial statements and the accompanying notes, net assets or results of operations.

In addition, in May 2011, FASB released ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This ASU amends FASB ASC Topic 820, “Fair Value Measurement,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-04 is not expected to have a material impact on the Fund's financial statements and the accompanying notes.

12. Federal tax information (unaudited)

For the fiscal year ended November 30, 2011, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund will pass through to its shareholders credits of foreign taxes paid.

For the fiscal year ended November 30, 2011, the Fund derived $2,275,997 of gross income from foreign sources and paid foreign taxes of $200,541.

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Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF THE FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF Federated InternATIONAL STRATEGIC VALUE Dividend fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated International Strategic Value Dividend Fund (the “Fund”), a portfolio of Federated Equity Funds, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Strategic Value Dividend Fund as of November 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 23, 2012

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Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2011	Ending Account Value 11/30/2011	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$917.50	$4.81
Class C Shares	$1,000	$911.60	$8.39
Institutional Shares	$1,000	$916.30	$3.60
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.05	$5.06
Class C Shares	$1,000	$1,016.29	$8.85
Institutional Shares	$1,000	$1,021.31	$3.80
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.00%
Class C Shares	1.75%
Institutional Shares	0.75%
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Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2011, the Trust comprised 13 portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 134 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.

Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT Trustees Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorship Held: Director, Chairman of the Audit Committee, and member of the Compensation Committee, Michael Baker Corporation (architecture, engineering and construction services).

Previous Position: Partner, Andersen Worldwide SC.

Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: November 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Qualifications: Business management, mutual fund services and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).

Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Qualifications: Business management and director experience.
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OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 Treasurer Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 Vice President Began serving: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Walter C. Bean Birth Date: June 22, 1945 VICE PRESIDENT Began serving: November 2006	Principal Occupations: Walter C. Bean has been the Fund's Portfolio Manager since inception. Walter C. Bean is Vice President of the Trust. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Equity Income Management Team of the Fund's Adviser. Mr. Bean joined Federated in 2000. His previous associations included: various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean has received the Chartered Financial Analyst designation and has 42 years of investment experience.

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Evaluation and Approval of Advisory Contract – May 2011

federated iNTERnational strategic value dividend fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2011. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

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The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report

38

mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for the one-year period covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees Annual Shareholder Report

39

and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds are reasonable and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes Annual Shareholder Report

40

were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report
41

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”

Annual Shareholder Report
42

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International Strategic Value Dividend Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314172388
Cusip 314172370
Cusip 314172362

39834 (1/12)

Federated is a registered trademark of Federated Investors, Inc.
2012  © Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $381,700

Fiscal year ended 2010 - $379,900

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $483

Travel to Audit Committee Meetings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $2,328 and $4,067 respectively. Fiscal year ended 2011- Audit consent fee for N-14 merger document. Fiscal year ended 2010- Audit consent fees for N-14 merger documents.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $22,932 and $0 respectively. Fiscal year ended 2011- Tax preparation fees for fiscal year end 2010.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $41,364 and $32,356 respectively. Fiscal year ended 2011- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2010- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2) Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3) Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) NA

(g) Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2011 - $510,612

Fiscal year ended 2010 - $566,440

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Annual Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Equity Funds

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date January 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2012

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date January 23, 2012